UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Thor Industries, Inc.

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THOR INDUSTRIES, INC.
419 West Pike Street • Jackson Center, Ohio 45334-0629
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
December 7, 2010

Important Notice Regarding the Availability of Proxy Materials for the Thor Industries, Inc. Annual Meeting of Stockholders to be Held on December 7, 2010

The Proxy Statement and Annual Report on Form 10-K are available at www.edocumentview.com/THO2010

The 2010 Annual Meeting of Stockholders (the “Meeting”) of Thor Industries, Inc. (the “Company”) will be held at the Cornell Club, 6 East 44th Street, New York, N.Y., on December 7, 2010, at 1:00 p.m., local time, for the purpose of considering and voting upon the following:
(1)	the election of one director;

(2)	the adoption of the Thor Industries, Inc. 2010 Equity and Incentive Plan; and

(3)	such other business as may properly come before the Meeting or any adjournment of the Meeting.
Stockholders of record at the close of business on October 15, 2010 will be entitled to receive notice of the Meeting and to vote at the Meeting. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the Meeting, during normal business hours, at the office of the Company for a period of ten days prior to the Meeting.
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.

By Order of the Board of Directors,

Walter L. Bennett
Executive Vice President, Chief Administrative Officer and Secretary

November 2, 2010

THOR INDUSTRIES, INC.
419 West Pike Street • Jackson Center, Ohio 45334-0629
Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (our “Board”) of Thor Industries, Inc. (our “Company”) for use at the 2010 Annual Meeting of Stockholders to be held at the Cornell Club, 6 East 44th Street, New York, N.Y., on December 7, 2010, at 1:00 p.m., local time (the “Meeting”), and any adjournment thereof. The cost of such solicitation is being borne by our Company. This proxy statement and the accompanying form of proxy are being sent to stockholders on or about November 2, 2010.
Representatives of Deloitte & Touche LLP, our independent registered public accounting firm, will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to any stockholder questions that may be asked.
Voting by Stockholders

Stockholders may vote their shares by proxy in any of the following three ways:
1.	By Proxy Card: You may vote by signing and returning the enclosed proxy card.

2.	By Internet: You may vote by Internet 24 hours a day through 12:00 p.m., Eastern Standard Time, on December 7, 2010 by following the instructions that are included on your enclosed proxy card. If you vote by Internet, you do not need to return your proxy card.

3.	By Telephone: You may vote by telephone 24 hours a day through 12:00 p.m. Eastern Standard Time, on December 7, 2010 by following the instructions that are included on your enclosed proxy card. If you vote by telephone, you do not need to return your proxy card.
A proxy submitted by mail that is properly executed, duly returned to our Company and not revoked prior to the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given with respect to the proposals to be voted upon, proxies will be voted in favor of such proposals. Each proxy may be revoked by a stockholder at any time until exercised by giving written notice to the Secretary of our Company, by voting in person at the Meeting, or by submitting a later-dated proxy by mail, Internet or telephone.
Our Company’s common stock, par value $0.10 per share (our “Common Stock”), constitutes our only outstanding security entitled to vote on the matters to be voted upon at the Meeting. Each share of Common Stock entitles the holder to one vote. Only stockholders of record at the close of business on October 15, 2010, the record date for the Meeting (the “Record Date”), are entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, 55,784,510 shares of our Common Stock were outstanding. The presence, in person or by proxy, of the holders of a majority of all the issued and outstanding Common Stock is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes (i.e., shares held by a broker for its customers that are not voted because the broker does not receive instructions from the customer or because the broker does not have discretionary voting power with respect to the item under consideration) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.
In accordance with our By-laws and the Delaware General Corporation Law, a plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote thereon is required to approve the Thor Industries, Inc. 2010 Equity and Incentive Plan. Under the Delaware General Corporation Law, although abstentions and broker non-votes are deemed to be present for the purpose of determining whether a quorum is present at a meeting, abstentions and broker non-votes are not deemed to be votes duly cast. As a result, abstentions and broker non-votes will not be included in the tabulation of voting results with respect to Proposal #1 regarding the election of a director and therefore will have no impact on the voting on such proposal. With respect to Proposal #2 regarding the Thor Industries, Inc. 2010 Equity and Incentive Plan, however, abstentions and broker non-votes have the effect of votes in opposition.

A copy of our annual report for the fiscal year ended July 31, 2010 (“fiscal 2010”) is being sent to each stockholder of record. The annual report is not to be considered a part of this proxy soliciting material.
Stockholders Sharing an Address

We will deliver only one annual report and proxy statement to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders. We will undertake to deliver promptly, upon written or oral request, a separate copy of the annual report and/or proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement are delivered. A stockholder can notify us either in writing or by phone that the stockholder wishes to receive a separate copy of the annual report and/or proxy statement, or stockholders sharing an address can request delivery of a single copy of the annual report and/or proxy statement if they are receiving multiple copies, by contacting us at Thor Industries, Inc., 419 W. Pike St., Jackson Center, OH 45334, Attention: Corporate Secretary or at (937) 596-6849.
Proposal #1 – Election of Director

Our By-laws provide that our Board may set the number of directors at no less than one (1) and no more than fifteen (15). Our Board currently consists of seven directors who are divided into three classes. J. Allen Kosowsky and Jan H. Suwinski currently serve as Class A directors; their terms expire at the 2011 annual meeting of stockholders. Peter B. Orthwein and William C. Tomson currently serve as Class B directors; their terms expire on the date of the Meeting. Neil D. Chrisman, Alan Siegel and Geoffrey A. Thompson currently serve as Class C directors; their terms expire at the 2012 annual meeting of stockholders. Our Board appointed Mr. Kosowsky as a director effective as of March 11, 2010 to fill the vacancy created by the death of Wade F. B. Thompson, the former Chairman of the Board, President and Chief Executive Officer of our Company.
Messrs. Chrisman and Tomson have informed us that they intend to retire from our Board, effective as of the date of the Meeting. However, Mr. Chrisman has indicated that he will remain on our Board until a suitable successor is identified. Our Nominating and Corporate Governance Committee, while actively searching for candidates with the aid of a search consultant, has not yet identified individuals to fill the vacancies to be created because of these retirements. In accordance with our By-laws, the Board has set the number of directors at six, effective as of the date of the Meeting, and accordingly there is no nominee to replace Mr. Tomson, whose term expires on the date of the Meeting.
In accordance with our Certificate of Incorporation, as amended, Mr. Orthwein has been nominated to stand for election as a Class B director. Our Nominating and Corporate Governance Committee has proposed this nomination. If elected, Mr. Orthwein would serve on our Board until the 2013 annual meeting of stockholders and until his successor is duly elected and qualified.
The persons named in the enclosed proxy intend to vote FOR the election of the nominee listed below. In the event that the nominee becomes unavailable for election (a situation our management does not now anticipate), the shares represented by proxies will be voted, unless authority is withheld, for such other person as may be designated by our Nominating and Corporate Governance Committee.
The nominee, as set forth below, is now a director of our Company and has continuously served in such capacity since his first election or appointment to our Board.

			First Year
Nominee	Age	Principal Occupation	as Director

Peter B. Orthwein	65	Chairman, President and Chief Executive Officer of the Company	1980

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ABOVE NOMINEE.

Directors of the Company
Our Board believes that it is necessary for each of our directors to possess many qualities and skills. Our Nominating and Corporate Governance Committee does not have a formal process for identifying director candidates. When searching for new candidates, our Nominating and Corporate Governance Committee considers the evolving needs of our Board and searches for candidates that fill any current or anticipated future gap. Our Board also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. Our Nominating and Corporate Governance Committee also evaluates candidates on, as applicable, the satisfaction of any independence requirements imposed by law, regulation, the New York Stock Exchange and our Corporate Governance Guidelines. Our Nominating and Corporate Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. Our Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, our Board and Nominating and Corporate Governance Committee believe that it is essential that our Board members represent diverse viewpoints. In considering candidates for our Board, our Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to our Board are also considered.
Our Board does not usually consider stockholder nominations of director candidates because it believes that this is not an efficient or effective means of identifying qualified individuals. In addition, our Board has a long history of being able to attract and maintain a membership with the variety of skills necessary to properly oversee the affairs of our Company. However, to the extent that we are conducting a search for a director candidate, our Nominating and Corporate Governance Committee may choose to consider a stockholder nomination of a candidate provided that such candidate possesses the requisite business, management and educational experience.
Set forth below is certain information regarding our directors who will continue serving on the Board after the Meeting, including certain individual qualifications and skills of our directors that contribute to the effectiveness of our Board. There are no family relationships among any of our directors or executive officers.

Peter B. Orthwein, age 65	Mr. Orthwein, a co-founder of our Company, currently serves as Chairman of the Board, President and Chief Executive Officer of our Company, having been appointed to those positions on an interim basis on November 10, 2009 and on a permanent basis on November 17, 2010, following the death of Wade F. B. Thompson, our former Chairman, President and Chief Executive Officer. Mr. Orthwein has served as a director of our Company since its founding in 1980, Vice Chairman of our Company from 1986 to November 2009 and Treasurer of our Company from 1980 to November 2009. Our Nominating and Governance Committee and Board believe that his extensive experience with our Company and the industry make him an asset to our Board.

Neil D. Chrisman, age 73	Mr. Chrisman, who became a Director in July 1999, is a retired Managing Director in Corporate Finance of J.P. Morgan & Co. Mr. Chrisman retired from J.P. Morgan in 1993. As a member of the Bank’s Credit Policy Committee and senior credit officer for J.P. Morgan for over 25 years, Mr. Chrisman gained extensive experience making loans and investments in medium to large domestic and international companies. He served as a director of various private companies in which J.P. Morgan held an equity interest. He also served as Chairman of the Board for over 15 years of several major not for profit arts organizations in the New York City area. Our Nominating and Governance Committee and Board believe that his financial and executive experience make him an asset to the Board.

J. Allen Kosowsky, age 62	Mr. Kosowsky, who became a Director in March 2010, is a certified public accountant who since 1985 has conducted business through his own advisory firm. The firm provides services that include, but are not limited to, business and intellectual property valuations, forensic accounting and financial analysis and alternative dispute resolutions. From January 2003 to February 2010, Mr. Kosowsky served as the chairman of the board of directors and chairman of the audit committee for ON2 Technologies Inc., a U.S. based video compression software company, which was recently acquired by Google, Inc. Our Nominating and Corporate Governance Committee and Board believe that his extensive accounting experience and expertise make him an asset to our Board.

Alan Siegel, age 75	Mr. Siegel, who became a Director in September 1983, is a retired partner of the law firm of Akin Gump Strauss Hauer & Feld LLP and currently serves as an officer and director of The Thompson Family Foundation, Inc., a charitable foundation created by Wade F. B. Thompson, the deceased co-founder of the Company. Mr. Siegel previously served as non-executive chairman of the board of directors of The Wet Seal, Inc., a national retailer. He has also served on the board of directors of several other public and private companies including Ermenegildo Zegna, AXA RE, and Southern Starr Broadcasting, Inc. Our Nominating and Governance Committee and Board believe that his experience with our Company and his legal and business background make him an asset to our Board.

Jan H. Suwinski, age 69	Mr. Suwinski, who became a Director in July 1999, has been a Professor of Business Operations at the Samuel Curtis Johnson Graduate School of Management, Cornell University since July 1996. From 1990 to 1996, Mr. Suwinski was Executive Vice President, Opto Electronics Group at Corning, Incorporated and Chairman of Siecor, a Siemens/Corning joint venture. Mr. Suwinski is a director of Tellabs, Inc. and ACI Worldwide, Inc. Mr. Suwinski served on the board of directors of Ohio Casualty Group, Inc. from 2002 to 2007. Mr. Suwinski spent 32 years in a variety of managerial roles at Corning, Inc., a global manufacturing company. Our Nominating and Governance Committee and Board believe that his management experience coupled with his 18 years of service on public company boards make him an asset to our Board.

Geoffrey A. Thompson, age 70	Mr. Thompson, who became a Director in September 2003, is the retired Chief Executive Officer of Marine Midland Banks, Inc., where he served as President from 1985 to 1992 and Chief Executive Officer from 1987 to 1992. After serving with Marine Midland Banks, Inc., Mr. Thompson worked as an independent business consultant and served as a principal at Kohlberg & Company and, from 2004 to 2010, was a partner of Palisades Advisors, LLC, a private equity firm. Mr. Thompson served on the board of directors of Stoneleigh Partners Acquisition Corp. from 2006 to 2009 and HSBC, plc, one of the world’s five largest banks, from 1984 to 1992. Our Nominating and Governance Committee and Board believe that Mr. Thompson’s substantial management experience as a chief executive officer of a public company, his financial expertise and training which qualify him as an “audit committee financial expert”, and his significant public company board experience make him an asset to the Board.
Executive Officers Who Are Not Directors
The following is a list of the names, ages and certain biographical information of our executive officers who are not directors. Executive officers serve at the discretion of our Company.

Walter L. Bennett, age 64	Mr. Bennett has been with our Company and its predecessor since July 1977 and currently serves as Executive Vice President, Chief Administrative Officer and Secretary of the Company. He became Vice President, Finance, of Airstream, Inc. in September 1980; Vice President, Finance, of our Company in September 1983; Chief Administrative Officer/Secretary of our Company in November 1985; Senior Vice President of our Company in February 1989; Chief Financial Officer of our Company in March 1999 and Executive Vice President of our Company in January 2004.

Christian G. Farman, age 51	Mr. Farman has been with our Company since May 2008, serving as Senior Vice President and Chief Financial Officer. On November 17, 2009, he was elected to the office of Treasurer of our Company. Prior to joining our Company, Mr. Farman served as Chief Financial Officer of Deutsch, a leading manufacturer of electrical connectors, from May 2006 to May 2007. From December 2003 to December 2005, Mr. Farman served as Chief Financial Officer of Insituform Technologies, Inc., a NASDAQ-listed infrastructure company, first as Vice President, from December 2003 to January 2005, and then as Senior Vice President, from January 2005 to December 2005. From February 2003 to April 2003, Mr. Farman served as Chief Operating Officer of the National Audubon Society. Prior to that, from 1989 to 2001, Mr. Farman was employed by Vivendi North America (previously Anjou International), a water treatment and environmental services company, which he joined as Controller and was ultimately promoted to Executive Vice President and Chief Financial Officer. Prior to Vivendi North America, he was employed as a senior audit manager at Price Waterhouse (now known as PricewaterhouseCoopers LLP), where he worked from 1979 to 1989. Mr. Farman is a Certified Public Accountant.

Ronald Fenech, age 53	Mr. Fenech has been with our Company since 2001 and was appointed Senior Group President of our Company in January 2010, with responsibility for our recreation vehicle segment. From November 2001 to January 2010, Mr. Fenech served as President of Keystone RV Company, one of our subsidiaries.

Richard E. Riegel, III, age 44	Mr. Riegel has been with our Company since May 1998 and was appointed Senior Group President of our Company in January 2010, with responsibility for investor relations, developing new business segments related to our existing lines of business and the oversight of our bus segment. Mr. Riegel served as our Chief Operating Officer from October 2007 to January 2010 and from August 2005 to September 2007 served as Group President. From April 2002 through August 2005, Mr. Riegel served as President and Chief Executive Officer of Airstream, Inc. and from 1998 through April 2002, he served as Vice President, Corporate Development, of our Company.
Board of Directors, Committees and Corporate Governance

Our Board has the responsibility for establishing broad corporate policies and for the overall management of our business. Members of our Board are kept informed of our performance by various reports sent to them at regular intervals by management, as well as by operating and financial reports presented by management at Board meetings.
Board Leadership Structure
Peter B. Orthwein, our President and Chief Executive Officer and a co-founder of our Company, serves as Chairman of the Board. Our Board believes that our Chief Executive Officer is best situated to serve as

Chairman because he is the director most familiar with our business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Further, we have consistently combined the positions of Chairman and Chief Executive Officer since our Company was founded and we believe that combining these positions has served us well. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside our Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. Our Board believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and our Board, which are essential to effective governance.
One of the key responsibilities of our Board is to develop and oversee strategic direction and hold management accountable for the execution of strategy once it is developed. Our Board believes the combined role of Chairman and Chief Executive Officer, together with an independent Lead Director having the duties described below, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.
Geoffrey A. Thompson, an independent director who serves on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, was selected by our Board to serve as the Lead Director. The Lead Director’s primary responsibility is to ensure that our Board provides independent oversight of management and that directors and stockholders have an independent leadership contact. The Lead Director has the responsibility of presiding at all meetings of the non-management directors held in executive session, consulting with the Chairman and Chief Executive Officer on board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and Chief Executive Officer and advising him on the efficiency of the board meetings, and facilitating teamwork and communication between the non-management directors and management, as well as additional responsibilities that are more fully described in the Company’s Corporate Governance Guidelines.
As part of our annual corporate governance and succession planning review, our Nominating and Governance Committee and our Board evaluates our board leadership structure to ensure that it is appropriate. Our Board recognizes that there may be circumstances in the future that would lead it to separate the offices of Chief Executive Officer and Chairman of the Board.
Committees
Our Board has three committees with the principal functions described below. The charters of each of these committees are posted on our website at www.thorindustries.com and are available in print to any stockholder who requests them. The charters of our Audit Committee and Nominating and Corporate Governance Committee, which were revised during fiscal 2010, are attached to this Proxy Statement as Appendix A and Appendix B, respectively.
Audit Committee
We have a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The principal functions of our Audit Committee are to (i) recommend engagement of our independent registered public accounting firm and (ii) maintain communications among our Board, such independent registered public accounting firm and our internal accounting staff with respect to accounting and auditing procedures, the implementation of recommendations by such independent registered public accounting firm, the adequacy of our internal controls and related matters. During fiscal 2010, our Audit Committee had quarterly private meetings with our Chief Financial Officer, the Internal Audit Director and our independent registered public accounting firm. Our Board has determined that Geoffrey A. Thompson, a member of our Audit Committee, is an “audit committee financial expert” as defined in Section 407 of the Sarbanes-Oxley Act of 2002.
Compensation Committee
The principal functions of our Compensation Committee are to establish and review executive compensation policies and guiding principles; review and approve the compensation of our Chief Executive

Officer and evaluate our Chief Executive Officer’s performance in light of such compensation; review and approve the compensation of our other executive officers; evaluate the design of compensation and benefit programs for our executive officers; review all components of compensation for independent directors; and assist the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. Our Compensation Committee also acts as administrator under several of our compensation and benefits plans, including our 2006 Equity Incentive Plan (our “2006 Plan”) and, if approved by the stockholders, our Thor Industries, Inc. 2010 Equity and Incentive Plan (our “2010 Plan”). In its capacity as administrator of our 2006 Plan and, if approved by our stockholders, our 2010 Plan, our Compensation Committee is authorized to issue awards under these Plans, including options and restricted stock, determine which employees and other individuals performing substantial service for our Company may be granted options, restricted stock and/or performance incentive awards, and determine the rights and limitations attendant to options, restricted stock and performance incentive awards granted under these plans.
Nominating and Corporate Governance Committee
The principal functions of our Nominating and Corporate Governance Committee are to address all matters of corporate governance; evaluate qualifications and candidates for positions on our Board using the criteria set forth above under the heading “Directors of the Company”; review succession plans, including policies and principles for the selection and performance review of the Chief Executive Officer; establish criteria for selecting new directors, nominees for Board membership and the positions of Chairman and Chief Executive Officer; and to determine whether a director should be invited to stand for re-election. A copy of our Company’s Corporate Governance Guidelines is available on our website at www.thorindustries.com and is available in print to any stockholder who requests it.
Membership of Committees
The following table summarizes the current membership of our Board and each of its committees.

Nominating
and
Corporate
		Audit	Compensation	Governance
	Board	Committee	Committee	Committee
Peter B. Orthwein	Chairman
Neil D. Chrisman	X	X
J. Allen Kosowsky	X
Alan Siegel	X			Chair
Jan H. Suwinski	X	Chair
Geoffrey A. Thompson	Lead Director	X	X	X
William C. Tomson	X		Chair
Mr. Tomson has informed us that he intends to retire as a director effective on the date of the Meeting. In addition, Mr. Chrisman has also informed us that he intends to retire as a director effective on the date of the Meeting, but has indicated that he will remain on our Board until a suitable successor is identified. After their respective resignations, our Board will revise the membership of our Board committees to ensure continued compliance with applicable laws and New York Stock Exchange rules.
Our Board has affirmatively determined, by resolution of our Board as a whole, that the following directors have no direct or indirect material relationship with our Company and satisfy the requirements to be considered “independent” in accordance with the rules of the New York Stock Exchange and our Director Independence Standards which are set forth on Appendix C to this Proxy Statement: Messrs. Neil D. Chrisman, Alan Siegel, Jan H. Suwinski, Geoffrey A. Thompson and William C. Tomson. As a result, each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is comprised entirely of independent directors, as determined by our Board.

Mr. Siegel serves as a co-executor of the Estate of Wade F. B. Thompson (the “Estate”), our largest stockholder and holder of the shares of our Common Stock previously owned by the late Mr. Thompson. Mr. Siegel is also an officer and director of The Thompson Family Foundation, Inc., a charitable foundation, created by Wade F. B. Thompson. As of September 1, 2010, the Estate owned 16.5% of our issued and outstanding Common Stock. In Mr. Siegel’s capacity as co-executor and as trustee under Wade F. B. Thompson’s trust, Mr. Siegel receives fees and expense reimbursement provided in the documents governing such appointments. On December 17, 2009, we entered into a repurchase agreement to purchase shares of our Common Stock from the Estate in a private transaction. Pursuant to the terms of the repurchase agreement, we purchased from the Estate 3,980,000 shares of our Common Stock at a price of $29 per share, representing an aggregate purchase price of $115,420,000. The repurchase transaction was evaluated and approved by members of our Board other than Mr. Siegel. Mr. Siegel did not receive any fees in connection with the repurchase transaction.
Our Board concluded that Mr. Siegel’s service as co-executor of the Estate and trustee under Mr. Thompson’s trust, including his service in connection with the Estate’s sale of shares of our Common Stock to the Company, does not impair Mr. Siegel’s ability to exercise independent judgment from management and is not material to our Company or management.
Board and Committee Meetings
Our Board, as a whole, met in person, by telephone or took action by unanimous written consent 12 times during fiscal 2010. Our Audit Committee met in person or by telephone 11 times during fiscal 2010. Our Compensation Committee met in person or by telephone 9 times during fiscal 2010. Our Nominating and Corporate Governance Committee met in person or by telephone 3 times in fiscal 2010.
Each of the directors attended at least 75% (and most attended 100%) of all meetings of our Board and the respective Board committees on which they served during fiscal 2010 (during the respective periods that each such person was serving as a director or committee member, as applicable).
In addition, regularly scheduled meetings of the non-management directors are held four times each year. A non-management director is chosen to preside at these meetings.
It is our policy that directors attend all Board meetings and the annual meeting of stockholders, unless excused by the Chairman. All elected directors were in attendance at the 2009 Annual Meeting of Stockholders.
Stockholder Communications
Although we have not to date developed formal processes by which stockholders may communicate directly to directors, we believe that the informal process, pursuant to which any communication sent to our Board in care of our Company is forwarded to our Board, has served the needs of our Board and our stockholders. Until any other procedures are developed, any communications to our Board should be sent to it in care of the Secretary of our Company.
Any communications from interested parties directed toward non-management directors specifically may be sent to Alan Siegel, one of our non-management directors, who forwards to each of the other non-management directors any such communications that, in the opinion of Mr. Siegel, deal with the functions of our Board or the committees thereof or that he otherwise determines require their attention. Mr. Siegel’s address for this purpose is c/o Thor Industries, Inc., 419 West Pike St., Jackson Center, OH 45334.
Code of Ethics
We have adopted a written code of ethics, the “Thor Industries, Inc. Business Ethics Policy,” which is applicable to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and other executive officers identified in this proxy statement who perform similar functions (collectively, the “Selected Officers”). Our code of ethics was recently amended and a copy of such code of ethics has been posted on our website and is available in print to any stockholder who requests it. We intend to disclose any changes in or waivers from our code of ethics applicable to any Selected Officer on our website or by filing a Form 8-K with the Securities and Exchange Commission.

The Board’s Role in Risk Oversight
Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, is responsible for the oversight of risk management. Our Board takes an active role in risk oversight, using an enterprise-wide approach that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for our Company. The involvement of the full Board in setting our business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for our Company. Our full Board participates in an annual enterprise risk management assessment, which is led by our senior management with the participation of outside advisors. In addition, senior management regularly attends Board meetings and is available to address any questions or concerns raised by our Board on risk management-related matters. In this process, risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal/compliance risk and operational/strategic risk. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
While our Board is ultimately responsible for risk oversight, our three Board committees assist our Board in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with New York Stock Exchange requirements, discusses policies with respect to risk assessment and risk management. Risk assessment reports are regularly provided by management to our Audit Committee. Our Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. Our Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance.

Ownership of Common Stock

The following table sets forth information as of September 1, 2010 with respect to the beneficial ownership, as defined in Rule 13(d) under the Exchange Act, of our Common Stock by (i) each person known by the Company to beneficially own, as defined in Rule 13d-3 under the Exchange Act, 5% or more of the outstanding Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table below; and (iv) all executive officers and directors of the Company as a group. As of September 1, 2010, there were 51,461,510 shares of Common Stock issued and outstanding.

Name and Address of Beneficial
Owner (1)	Beneficial Ownership (2)
	Number of Shares		Percent
Peter B. Orthwein	2,488,150	(3)	4.8%
Christian G. Farman	66,666	(4)	*
Richard E. Riegel, III	612,623	(5)	1.2%
Walter L. Bennett	16,225	(6)	*
Ronald Fenech	101,239		*
Neil D. Chrisman	31,000	(7)	*
J. Allen Kosowsky	2,000		*
Alan Siegel	2,000	(8)	*
Jan H. Suwinski	53,000	(9)	*
Geoffrey A. Thompson	17,400	(10)	*
William C. Tomson	64,000	(11)	*
Estate of Wade F. B. Thompson 230 Park Avenue, Suite 1541 New York, NY 10169	8,473,470	(12)	16.5%
Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	5,794,535	(13)	11.3%
FMR LLC 82 Devonshire Street Boston, MA 02109	3,095,200	(14)	6.0%
All directors and executive officers as a group (eleven persons)	3,454,303	(15)	6.7%

*	less than 1%.

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Thor Industries, Inc., 419 West Pike Street, Jackson Center, Ohio 45334-0629.

(2)	Except as otherwise indicated, the persons in the table have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

(3)	Includes 62,250 shares owned by Mr. Orthwein’s wife, 124,000 shares owned of record by a trust for the benefit of Mr. Orthwein’s children, of which Mr. Orthwein is a trustee, 30,000 shares owned of record by a trust for the benefit of Mr. Orthwein’s half brother, of which Mr. Orthwein is a trustee, 106,500 shares of record owned by Mr. Orthwein’s minor children, for which Mrs.

Orthwein acts as custodian, 320,000 shares owned of record by the Orthwein Investment Group D, L.P., in which Mr. Orthwein has a 0.51% economic interest but a 51% general partnership interest, 111,500 shares held by a charitable annuity trust of which Mr. and Mrs. Orthwein are the sole trustees, and 299,700 shares held in a trust of which Mr. Orthwein is sole trustee for his three youngest children as beneficiaries.

(4)	Includes options to acquire 66,666 shares issued under our 2006 Plan which are currently exercisable.

(5)	Includes options to acquire 28,000 shares issued under our 1999 Stock Option Plan (our “1999 Plan”) and options to acquire 66,666 shares issued under our 2006 Plan which are currently exercisable. Also includes 503,421 shares owned by Mr. Riegel’s wife, and 6,524 shares of record owned by Mr. Riegel’s minor children for whom Mr. Riegel acts as custodian.

(6)	Includes options to acquire 15,225 shares issued under our 1999 Plan.

(7)	Includes options to acquire 25,000 shares issued under our 1999 Plan.

(8)	Consists of options to acquire 2,000 shares issued under our 1999 Plan. Does not include the 8,473,470 shares owned by the Estate of which Mr. Siegel is a co-executor.

(9)	Includes options to acquire 43,000 shares issued under our 1999 Plan.

(10)	Includes options to acquire 15,000 shares issued under our 1999 Plan.

(11)	Includes options to acquire 45,000 shares issued under our 1999 Plan.

(12)	According to Amendment No. 2 to Schedule 13D filed by the Estate on April 22, 2010, the Estate and Ms. Angela E. Thompson, a co-executor of the Estate, may be deemed the beneficial owners of 8,473,470 shares of our Common Stock. Mr. Siegel, another co-executor of the Estate, may be deemed the beneficial owner of 8,475,470 shares of our Common Stock, consisting of (i) 8,473,470 shares held by the Estate and (ii) 2,000 shares issuable upon exercise of stock options held by Mr. Siegel.

(13)	The number of shares listed for Royce & Associates, LLC is based on a Schedule 13G filed on April 6, 2010.

(14)	The number of shares listed for FMR LLC is based on a Schedule 13G filed on February 16, 2010.

(15)	Includes 306,557 shares issuable under stock options which are currently exercisable or will become exercisable within 60 days from September 1, 2010.

Executive Compensation

Compensation Discussion and Analysis
The following Compensation Discussion and Analysis provides information regarding the objectives and elements of our compensation philosophy, policies and practices with respect to the compensation of our named executive officers who appear in the “Summary Compensation Table” below.
Named Executive Officers
For fiscal 2010, our named executive officers and their respective titles are as follows:
•	Peter B. Orthwein, Chairman of the Board, President and Chief Executive Officer

•	Christian G. Farman, Senior Vice President, Treasurer and Chief Financial Officer

•	Ronald Fenech, Senior Group President

•	Richard E. Riegel, III, Senior Group President

•	Walter L. Bennett, Executive Vice President, Chief Administrative Officer and Secretary

•	Wade F. B. Thompson, former Chairman of the Board, President and Chief Executive Officer
Messrs. Orthwein and Farman are included as named executive officers for fiscal 2010 based on their positions as our Chief Executive Officer and Chief Financial Officer, respectively, and Messrs. Fenech, Riegel and Bennett are included based on their status as our three most highly compensated executive officers as of the end of fiscal 2010, other than our Chief Executive Officer and Chief Financial Officer. Mr. Thompson is included based on his position as our Chief Executive Officer for a portion of fiscal 2010.
Our Compensation Philosophy and Objectives
Our compensation structure has historically focused on cash compensation tied to current performance. We have focused on cash compensation because we believe it has been the most important factor underlying our success in attracting, motivating and retaining executive officers and other management throughout our 30 year history. In addition, we provide long-term incentive compensation to our executive officers, including equity awards under our 2006 Plan, to the extent we believe that it will help us to attract, motivate or retain particular individuals.
Our Company consists of a corporate parent, Thor Industries, Inc., and several operating subsidiaries. Executive officers of the corporate parent historically have received a majority of their compensation in the form of discretionary cash bonuses based on the profitability of our Company. In particular, Messrs. Wade F. B. Thompson and Peter B. Orthwein historically received low fixed salaries in addition to discretionary cash bonuses relating to the profitability of our Company, which were reviewed and approved by our Compensation Committee. However, we increased the base salaries of certain of our named executive officers in fiscal 2010 for the reasons set forth below.
The management of each of our operating subsidiaries is provided with incentive based cash compensation through our Management Incentive Plan (our “MIP”), a program which establishes an incentive compensation pool equal to a percentage of the operating subsidiary’s pre-tax profits if a threshold established by our Chief Executive Officer is attained. Pre-tax profits of an operating subsidiary are determined by reference to the income statement of the operating subsidiary after deducting an interest factor based on the amount of capital, if any, utilized by the operating subsidiary during the relevant measuring period. We believe that we have been successful in attracting, motivating and retaining management of our operating subsidiaries in large part due to our policy of providing cash compensation based upon the profitability of our operating subsidiaries.

Certain executive officers of the corporate parent are also provided with performance-based cash compensation through our 2006 Plan, our 2008 Plan, our MIP or otherwise. Pre-tax profits has been chosen as the relevant performance measure under these plans because it is a key metric used by management to direct and measure our business performance. Moreover, we believe that pre-tax profits measures are clearly understood by both our employees and stockholders and that incremental growth in pre-tax profits leads to the creation of long-term stockholder value.
Role of Compensation Consultants
Our Compensation Committee has ultimate responsibility for overseeing all forms of compensation for our named executive officers. Historically, our Compensation Committee has not utilized the services of a compensation consultant, relying on its general understanding of compensation practices of other similarly situated companies and other general marketplace information.
In February 2010, our Compensation Committee engaged Towers Watson, an independent compensation consultant, to assist our Compensation Committee in structuring some of its executive compensation programs for fiscal 2011. Towers Watson reviews Compensation Committee materials and attends committee meetings and executive sessions when requested by the members of our Compensation Committee. Towers Watson is independent from our Company and reports directly to our Compensation Committee.
Since February 2010, our Compensation Committee has asked Towers Watson to review and provide input on:
•	the compensation of our named executive officers;

•	structuring incentive compensation to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”);

•	trends in executive compensation;

•	our Compensation Committee’s charter;

•	meeting materials prepared for and circulated to our Compensation Committee; and

•	proposed executive compensation plans.
Elements of Compensation for Named Executive Officers
There are four basic elements of our executive compensation program for our named executive officers, which are: (i) base salary, (ii) cash incentive compensation, (iii) long-term equity incentive compensation and (iv) other compensation and benefits. Historically, we have not entered into employment agreements with our named executive officers. However, we entered into an employment offer letter with Mr. Farman in May 2008 as an inducement to him to join our Company. We also struck an agreement with Mr. Fenech in April 2010 to induce him to take on additional responsibilities related to our recreation vehicle segment. In negotiating Mr. Fenech’s compensation, the Compensation Committee was mindful of the highly competitive employment market for key individuals in the recreation vehicle business, Mr. Fenech’s previous compensation at Keystone RV Company, one of our operating subsidiaries, and Mr. Fenech’s substantial capacities to drive recreation vehicle profitability in the future.
Base Salary
Historically, most of our named executive officers received low base salaries relative to their bonuses, reflecting our historical philosophy that short-term compensation should be based primarily on performance. Base salaries of named executive officers are typically not adjusted except in connection with promotions. Notwithstanding the foregoing, for fiscal 2008, Mr. Bennett, then our Chief Financial Officer, received a one-time base salary increase, from $100,000 to $500,000, with the expectation that his annual bonus would be reduced by a similar amount (Mr. Bennett’s actual bonus for fiscal 2008, a combination of a discretionary bonus and a cash incentive award, was $348,850, a decrease of $551,150 from fiscal 2007). This one-time adjustment reflected the determination by our Chief Executive Officer and Compensation

Committee that a smaller portion of the total compensation of our finance executives should be tied to profitability going forward to mitigate the potential risks associated with our short-term incentive compensation program with respect to those individuals. For the same reason, the base salary of Mr. Farman, our current Chief Financial Officer, was set at $500,000 when he joined our Company in May 2008.
During fiscal 2010, several individuals within our Company assumed new roles with increased responsibilities near or after the death of Wade F. B. Thompson, our former Chairman of the Board, President and Chief Executive Officer, which resulted in the establishment of new base salaries for these individuals. The base salary of Mr. Orthwein was increased first from $270,000 to $500,000 in November 2009, when Mr. Orthwein served as interim Chairman of the Board, President and Chief Executive Officer, and, following his promotion to permanent Chairman of the Board, President and Chief Executive Officer in November 2009, his base salary was increased again to $750,000 in May 2010. In addition, following Mr. Thompson’s death, two new senior group presidents were appointed to oversee the operations of our operating units. Ronald Fenech was appointed Senior Group President with responsibility for our recreation vehicle segment, our largest operating segment, and Mr. Riegel was appointed Senior Group President with responsibility for investor relations, developing new business segments related to our existing lines of business and the oversight of our bus segment. The base salary of Mr. Fenech was set at $1 million following his appointment as Senior Group President. Previously, Mr. Fenech served as President of Keystone RV Company, one of our operating subsidiaries, with a base salary of $200,000 and with the opportunity to earn additional amounts under our MIP as described below. The Company believes that Mr. Fenech’s base salary is appropriate because of Mr. Fenech’s proven ability to drive growth and profitability at Keystone and as an inducement to Mr. Fenech to assume greater responsibility as the head of our entire recreation vehicle segment. The base salary of Mr. Riegel was increased from $100,500 to $200,000, reflecting his increased responsibilities following the death of Mr. Thompson, which culminated in Mr. Riegel later being appointed as Senior Group President of our Company, with responsibility for investor relations, developing new business segments related to our existing lines of business and the oversight of our bus segment.
Recently, our Compensation Committee approved changes to the base salaries of Messrs. Farman and Riegel for fiscal year 2011. Mr. Farman’s base salary was increased from $500,000 to $600,000 and Mr. Riegel’s base salary was increased from $200,000 to $300,000. These salary increases were made in recognition of their valuable contributions to our Company and to motivate and retain these executives going forward.
Cash Incentive Compensation
Cash incentive compensation consists of discretionary bonuses and performance-based incentive awards under our 2006 Plan, our 2008 Plan or otherwise. Cash incentive compensation for our named executive officers generally is determined and paid on either a quarterly or annual basis.
Performance-based incentive awards
On October 30, 2009, Mr. Riegel became eligible to receive a performance-based incentive award equal to 0.60% of our annual pre-tax profits for fiscal 2010 and Mr. Farman became eligible to receive a performance-based incentive award equal to 0.15% of our annual pre-tax profits for fiscal 2010. Each award was payable on a quarterly basis; provided, that, in each case, no amount would be paid unless the following quarterly thresholds were achieved: $10 million of pre-tax profits for the first, third and fourth quarters of fiscal 2010 and $5 million of pre-tax profits for the second quarter of fiscal 2010. In approving the performance-based incentive awards for these named executive officers, our Compensation Committee considered the named executive officer’s responsibilities as well as the estimated impact of these amounts on each named executive officer’s total compensation. Mr. Farman was eligible to receive a smaller percentage of our pre-tax profits than Mr. Riegel because he was also eligible to receive a discretionary bonus for fiscal 2010.

In connection with Mr. Fenech’s appointment as Senior Group President, with responsibility for our company’s recreation vehicle segment, as discussed under “Base Salary” above, he was granted a performance-based incentive award under our MIP, payable on a quarterly basis, equal to 4% of the pre-tax profit from operations of our recreation vehicle segment (excluding LIFO and impairment charges) beginning May 1, 2010. Under the terms of the award, Mr. Fenech was required to be employed by us at the time of payment, losses in any quarter carried forward to future quarters (but not to the next fiscal year) and the maximum Mr. Fenech was eligible to earn under our MIP for fiscal 2010 was $10 million. For the portion of fiscal 2010 prior to May 1, 2010, Mr. Fenech received a performance-based incentive award under our MIP equal to 4.1% of Keystone’s pre-tax profits for such period, subject to certain adjustments. The award was paid on a monthly basis for the period through January 2010, while Mr. Fenech served as President of Keystone, with the final payment following the end of our quarter ended April 30, 2010.
Messrs. Thompson, Orthwein and Bennett did not receive performance-based incentive awards. Rather, they were eligible to receive cash incentive compensation for fiscal 2010 only in the form of discretionary bonuses, at the election of our Compensation Committee.
Discretionary bonuses
Our Compensation Committee elected to pay discretionary bonuses for fiscal 2010 to Messrs. Orthwein, Farman and Bennett, which were paid on a quarterly basis after the end of each fiscal quarter. Due to his death in November 2009, Mr. Thompson did not receive a discretionary bonus for fiscal 2010. In approving the bonus amounts for Messrs. Orthwein, Farman and Bennett, our Compensation Committee considered our overall performance, including our profitability, our projected profits for the remainder of fiscal 2010 and the reasonableness of the recommended bonus amounts in relation to their collective knowledge of the compensation paid to similarly situated executives in peer and comparably sized companies. In drawing comparisons against peer and other companies, members of our Compensation Committee individually and informally consulted various publicly available sources, including publicly available information from the SEC’s EDGAR database. They do not, however, have an established peer group against which they draw comparisons nor do they engage in any formal benchmarking. Mr. Farman received a discretionary bonus in addition to his performance-based incentive award in recognition of his significant responsibilities, his diligent work and his overall value to our Company.
Awards for fiscal 2011
On August 20, 2010, our Compensation Committee approved performance-based incentive awards for Messrs. Orthwein, Fenech and Riegel for fiscal year 2011. These awards continue the recent trend of providing performance-based incentive compensation awards to our named executive officers as opposed to purely discretionary bonuses. In addition, as total compensation of our named executive officers exceeds $1 million, designing these awards so as to comply with Section 162(m) of the Code is expected to result in less tax paid by our Company (see “Tax Deductibility” below).
Peter B. Orthwein. Mr. Orthwein was granted a performance-based incentive award under our 2008 Annual Incentive Plan (our “2008 Plan”), payable quarterly in accordance with our 2008 Plan, equal to 0.5% of our pre-tax profits for each fiscal quarter, provided that the pre-tax profits in such fiscal quarter are at least $15 million. The amount of such award shall not exceed $5 million for any fiscal quarter in accordance with our 2008 Plan. The receipt of such award is contingent on Mr. Orthwein being employed with our Company at the time of payment and certification by our Compensation Committee that the performance goal has been achieved. The amount of such award is subject to downward adjustment in accordance with the terms of the 2008 Plan.
Ronald Fenech. Mr. Fenech was granted a performance-based incentive award under our 2008 Plan, payable quarterly in accordance with our 2008 Plan, equal to 3% of our pre-tax profits for each fiscal quarter, provided that the pre-tax profits in such fiscal quarter are at least $15 million (the aggregate amount payable for fiscal 2011 pursuant to this award, the “Fenech 2008 Plan Amount”). The Fenech 2008 Plan Amount may not exceed $5 million for any fiscal quarter in accordance with our 2008 Plan.

Mr. Fenech was also granted a performance-based incentive award under our 2006 Plan, payable after the completion of fiscal year 2011 in accordance with our 2006 Plan, equal to (x) 4% of the net income before taxes from our recreation vehicle business for fiscal 2011 (without taking into account LIFO or impairment charges) minus (y) the Fenech 2008 Plan Amount (the “Fenech 2006 Plan Amount” and, together with the Fenech 2008 Plan Amount, the “Fenech Performance Award Amount”). The Fenech Performance Award Amount was bifurcated between the 2008 Plan and the 2006 Plan in order to maximize deductibility under Section 162(m) of the Code.
Notwithstanding the foregoing, the Fenech Performance Award Amount may not exceed $10 million for fiscal 2011.
The receipt of the Fenech 2008 Plan Amount and the Fenech 2006 Plan Amount are contingent on Mr. Fenech being employed with our Company at the time of payment and certification by our Compensation Committee that the performance goals have been achieved. Such amounts are subject to downward adjustment in accordance with the terms of our 2008 Plan and 2006 Plan, respectively, and in the event of losses in any fiscal quarter, it is anticipated that a downward adjustment would be made to the Fenech 2008 Plan Amount for the next fiscal quarter.
Richard E. Riegel, III. Mr. Riegel was granted a performance-based incentive award under our 2008 Plan, payable quarterly in accordance with our 2008 Plan, equal to 0.3% of our pre-tax profits for each fiscal quarter, provided that the pre-tax profits in such fiscal quarter are at least $15 million. The amount of such award shall not exceed $5 million for any fiscal quarter in accordance with our 2008 Plan. The receipt of such award is contingent on Mr. Riegel being employed with our Company at the time of payment and certification by our Compensation Committee that the performance goal has been achieved. The amount of such award is subject to downward adjustment in accordance with the terms of our 2008 Plan. In addition, Mr. Riegel is eligible to receive an additional discretionary bonus of up to $300,000 for our 2011 fiscal year.
Long-Term Incentive Compensation
We provide long-term incentive compensation, including equity awards, to our named executive officers to the extent we believe it will help us to attract, motivate or retain particular individuals or as a supplement to cash compensation. In April 2010, in order to incentivize Mr. Fenech in his new position as Senior Group President, with responsibility for our recreation vehicle segment, our largest operating segment, we granted Mr. Fenech options to acquire 750,000 shares our Common Stock, which vest ratably over five years (or earlier upon a change in control), subject to his continuing employment with us. However, during negotiations we agreed that 50,000 of the options that are eligible to vest each vesting date (250,000 in the aggregate) will not vest and will instead be forfeited if Mr. Fenech’s brother, William Fenech, continues to be employed by us. In addition, upon a change in control, Mr. Fenech will forfeit a number of options equal to the number of options owned by his brother that vest upon the change in control. In connection with, and in consideration of, this option grant, Mr. Fenech agreed to refrain from engaging in competitive activities and from soliciting our employees and customers during his employment and for 12 months following his termination of employment. In July 2010, we granted Mr. Farman options to acquire 100,000 shares of our Common Stock, which vest ratably over five years (or earlier upon a change in control), subject to his continuing employment with us, based on our belief that the options would help motivate and retain our Chief Financial Officer. Both of these grants were made under our 2006 Plan.
Some of our named executive officers, including Mr. Orthwein, already own significant amounts of our Common Stock, and, as a result, our Compensation Committee believes that the financial interests of these executives are aligned with those of our stockholders.
Other Benefits
A limited number of additional benefits are also provided to our executive officers, including our named executive officers, as part of our compensation package because we believe that it is customary to provide such benefits. In providing such benefits, both our Chief Executive Officer and our Compensation Committee have determined that these benefits will aid in the attraction and retention of executive talent.

In this regard, we have established the Thor Industries, Inc. Deferred Compensation Plan for executives who may be impacted by the compensation limits that restrict participation in our qualified 401(k) plan. This plan allows executives to defer on a pre-tax basis a portion of their compensation and to have the funds deemed invested in certain mutual fund investments selected by us and elected by the executives. When the deferred amounts are paid, executives receive the amount they invested plus any gains or losses based on the performance of the investments.
Severance and Change-in-Control Benefits
We do not typically enter into employment or other agreements with our named executive officers with provisions regarding severance or change-in-control benefits nor do we maintain a severance plan or policy for our employees. The absence of these benefits reflects our emphasis on cash compensation for current performance. Notwithstanding the foregoing, when Mr. Farman joined our Company in May 2008, pursuant to the terms of an employment offer letter and as an inducement for him to join our Company, we agreed to pay Mr. Farman severance equal to nine months of Mr. Farman’s base salary in the event Mr. Farman is terminated for reasons other than cause (as defined below). Mr. Farman is our only named executive officer who is eligible to receive severance benefits.
Certain of our benefit plans include severance and change-in-control protections for plan participants. For example, our 1999 Plan and 2006 Plan each specify that upon the occurrence of a change-in-control, all options will automatically become vested and exercisable in full and all restrictions or conditions, if any, on any restricted awards will automatically lapse. These types of provisions are designed to ensure that plan participants receive the benefits of prior plan awards in the event that a change-in-control occurs or they are terminated other than for cause since these events are largely or entirely out of their control.
The aggregate value of change-in-control and termination benefits for each named executive officer is summarized below under the subheading, “Potential Payments Upon Termination or Change-in-Control”.
Tax Deductibility
Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1 million per year paid to the chief executive officer and the three other most highly-paid executive officers (other than the chief executive officer and chief financial officer) of a publicly-traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by shareholders, are excluded from the deduction limit. Our Compensation Committee’s policy is to qualify compensation paid to our executive officers for deductibility for federal income tax purposes to the extent it believes it is practical and in our best interests and the best interests of our stockholders. However, to retain highly skilled executives and remain competitive with other employers, our Compensation Committee has the right to authorize compensation that would not otherwise be deductible under Section 162(m) of the Code or otherwise.
Section 409A of the Code
Our compensation plans and programs are designed to comply with Section 409A of the Code, which places strict restriction on plans that provide for the deferral of compensation.

Compensation Committee Report
We, the Compensation Committee of the Board of Directors of Thor Industries, Inc., have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in Thor Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010.
The Compensation Committee
William C. Tomson
Geoffrey A. Thompson
Compensation Risk Assessment
At our Compensation Committee’s direction, management, together with Towers Watson, an outside compensation consultant, conducted a risk assessment of our compensation programs. Our Compensation Committee reviewed the findings of the assessment and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk taking. Our Compensation Committee therefore determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on our Company.
The core of our compensation program is the Management Incentive Plan (our “MIP”), our primary incentive plan for management of our operating units and certain of our named executive officers, which is structured as a percent of pre-tax profits. Separate incentive pools are established for each operating unit and for corporate, and each pool is allocated to the plan participants of the respective units/corporate staff. Our MIP has been in place for many years and is considered to be an integral part of our success. Management believes that our MIP encourages participants to think like owners, which means taking steps necessary to maximize short-term profitability as well as making investments in product quality and innovation and dealer relationships to ensure that future profits continue to rise. Moreover, our MIP structure is consistent with competitive practice and, therefore, very important in retaining key talent. In addition, from time to time our named executive officers are awarded grants under our 2006 Plan and our 2008 Plan. These grants are also based on pre-tax profits and are paid either on a quarterly or annual basis.
The risk analysis considered the emphasis on short-term profits under our incentive plans along with the following factors:
•	Oversight of the business and our MIP provided by our Chief Executive Officer (a co-founder of our Company who owns a substantial number of our shares), our Chief Financial Officer, and our Board

•	Our entrepreneurial culture which we believe encourages employees to think like owners

•	Rigorous internal audits that are conducted throughout our Company

•	Significant equity holdings by named executive officers, including recent grants of stock options to Mr. Fenech and Mr. Farman with multi-year vesting, that encourage long-term value creation, balancing the focus of our MIP on short-term profits

•	The performance criteria of our MIP, which emphasizes overall business results and stockholder value over individual performance

•	Linear award calculations under our MIP, with no steep payout curves or disproportionate increases in compensation payout thresholds that might create incentives to take greater risks for greater rewards

•	The same metrics – pre-tax profits – used each year; these metrics have not been switched to take advantage of any benefits associated with short-term circumstances

•	Our ability to consider non-financial, compliance, and other qualitative performance factors in determining actual compensation payouts for executive officers

•	Our ability to use downward discretion and claw back payments under our 2006 Plan and 2008 Plan

•	Finance officers of each of our business units report to our Chief Financial Officer in addition to the presidents of their respective business units

•	For fiscal 2011, our Chief Financial Officer will not be paid a bonus based upon the earnings of our Company
We will continue to evaluate our compensation programs with respect to risk going forward and will consider changes necessary to prevent incentives to take excessive risk.

Summary Compensation Table
The following Summary Compensation Table summarizes the total compensation awarded to our named executive officers in fiscal 2010, fiscal 2009 and fiscal 2008.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Share Awards ($)	Option Awards ($)(2)		Non-Equity Incentive Plan Compensa- tion ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)		Total ($)

Peter B.	2010	484,471		350,000	—	—		—		—	—		834,471
Orthwein, Chief	2009	235,991	(4)	— (5)	—	—		—		—	—		235,991
Executive	2008	204,618		— (5)	—	—		—		—	—		204,618
Officer, Chairman and President (3)
Christian G.	2010	500,000		469,534	—	1,172,000		257,091	(7)	—	—		2,398,625
Farman, Senior	2009	500,000		160,000	—	—		12,375		—	—		672,375
Vice President,	2008	115,835		—	—	1,044,662		—		—	—		1,160,497
Treasurer and Chief Financial Officer (6)
Ronald Fenech,	2010	600,000		—	—	7,580,000	(9)	6,719,345	(10)	—	—		14,899,345
Senior Group	2009	NA		NA	NA	NA		NA		NA	NA		NA
President (8)	2008	NA		NA	NA	NA		NA		NA	NA		NA
Richard E.	2010	171,298		—	—	—		1,000,000	(12)	—	—		1,171,298
Riegel, III, Senior	2009	100,500		575,000	—	—		—		—	—		675,500
Group President	2008	100,500		360,000	—	1,063,968		477,040		—	12,500	(13)	2,014,008
(11)
Walter L.	2010	400,000		250,000	—	—		—		—	—		650,000
Bennett,	2009	419,231	(14)	50,000	—	—		—		—	—		469,231
Executive Vice	2008	500,000		150,000	—	—		198,850		—	15,000	(15)	863,850
President, Chief Administrative Officer and Secretary
Wade F. B.	2010	—		—	—	—		—		—	—		—
Thompson,	2009	— (17)		— (18)	—	—		—		—	—		—
former	2008	270,000		— (18)	—	—		—		—	—		270,000
Chief Executive Officer, Chairman and President (16)

(1)	For fiscal 2010, the amounts in this column reflect the payment of discretionary bonuses to Messrs. Orthwein, Farman and Bennett as more fully described in “Compensation Discussion and Analysis” above.

(2)	All stock options were granted under our 2006 Plan. Amounts reflect the grant date fair value of the awards granted in fiscal 2010, 2009, and 2008, respectively, determined in accordance with Accounting Standards Codification (“ASC”) Topic 718, “Compensation—Stock Compensation,” for stock option awards as required by SEC rules effective for 2010. The fair value of stock options awards is estimated on the date of grant using the Black-Scholes option-pricing model. Assumptions used in the calculation of the Black-Scholes value are included in Note J of the Notes to Consolidated Financial Statements in our Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010. There is no assurance that the amounts reflected in the “option awards” column will be realized by the named executive officers. Actual gains, if any, on stock option exercises will depend on overall market conditions and the future performance of our Company and our Common Stock.

(3)	Mr. Orthwein was appointed as our Chairman of the Board, President and Chief Executive Officer on November 17, 2009 following the death of Wade F. B. Thompson on November 13, 2009. Mr. Orthwein’s annual base salary increased from $270,000 to $500,000 effective November 16, 2009 and increased again to $750,000 effective May 1, 2010. Previously, Mr. Orthwein served as our Vice Chairman and Treasurer.

(4)	During the first quarter of fiscal 2009, Mr. Orthwein volunteered to reduce his base salary by 15% from $270,000 to $229,500 for the remainder of 2009.

(5)	Mr. Orthwein elected to forego payment of any bonus in fiscal years 2009 and 2008 due to the decline in our performance due to market conditions. He was not provided with any equity or non-cash compensation in exchange for his decision to forego his bonus.

(6)	Mr. Farman was hired in May 2008. The base salary shown for Mr. Farman for fiscal year 2008 reflects the amount paid to Mr. Farman in base salary from the date Mr. Farman joined our Company through the end of fiscal 2008. Mr. Farman’s annual base salary for fiscal 2008 was $500,000.

(7)	This amount reflects a performance-based award paid to Mr. Farman for fiscal 2010 equal to 0.15% of our annual pre-tax profits for fiscal 2010. The award was payable on a quarterly basis; provided, that, in each case, no amount would be paid unless the following quarterly thresholds were achieved: $10 million of pre-tax profits for the first, third and fourth quarters of fiscal 2010 and $5 million of pre-tax profits for the second quarter of fiscal 2010.

(8)	Mr. Fenech was appointed as Senior Group President on January 7, 2010 and his base salary increased from $200,000 to $1 million effective February 1, 2010. Previously, Mr. Fenech served as President of Keystone RV Company, one of our operating subsidiaries.

(9)	On April 28, 2010, we granted 750,000 options to Ronald Fenech and 250,000 options to Ronald Fenech’s brother, William Fenech. 150,000 options issued to Ronald Fenech vest and become exercisable on each of the first five anniversaries of the date of grant, subject to Ronald Fenech being employed with us on each such vesting date, provided that, on each such vesting date, 50,000 of the 150,000 options issued to Ronald Fenech will not vest, and will be forfeited, if William Fenech continues to be employed with us on such vesting date. Accordingly, if William Fenech remains employed by us during the full five year vesting period for the options issued to Ronald Fenech, an aggregate of 250,000 options will be forfeited under Ronald Fenech’s option award and the maximum number of shares issuable under Ronald Fenech’s option award will be 500,000. We expect that William Fenech will be employed by us for the full five year vesting period under Ronald Fenech’s option award, and therefore consider the probability of Ronald Fenech’s vesting in these 250,000 options to be very low. As a result, we have accounted for 250,000 of the 750,000 options issued to Ronald Fenech as a liability award pursuant to ASC Topic 718, “Compensation-Stock Compensation” and assigned a grant date fair value of zero to these 250,000 options, resulting in zero compensation expense with respect to these 250,000 options. We have accounted for the 250,000 options issued to William Fenech as an equity award and will record compensation expense with respect to those options as they vest pursuant to ASC Topic 718, “Compensation-Stock Compensation.” If the probability of Ronald Fenech vesting in his incremental 250,000 options changes over the five year vesting period, compensation expense will be recorded for these options at the time vesting becomes probable and, correspondingly, less compensation expense will be recorded for William Fenech’s options. The exercise price of all 750,000 options exceeded their fair market value as of July 31, 2010.

(10)	This amount includes a performance-based incentive award of $2,416,024 paid to Mr. Fenech under our MIP, which was payable on a quarterly basis, equal to 4% of the pre-tax profit from operations of our recreation vehicle segment (excluding LIFO and impairment charges) beginning May 1, 2010. Under the terms of the award, Mr. Fenech was required to be employed by us at the time of payment, losses in any quarter carried forward to future quarters (but not to the next fiscal year) and the maximum Mr. Fenech was eligible to earn under our MIP for fiscal 2010 was $10 million. This amount also includes a performance-based incentive award of $4,303,321 under our MIP for the portion of fiscal 2010 prior to May 1, 2010 equal to 4.1% of Keystone’s pre-tax profits for such period, subject to certain adjustments. The award was paid on a monthly basis for the period through January 2010, while Mr. Fenech served as President of Keystone, with the final payment following the end of our quarter ended April 30, 2010.

(11)	Mr. Riegel’s base salary increased from $100,500 to $200,000 effective November 16, 2009 and he was appointed as Senior Group President on January 7, 2010. Previously, Mr. Riegel served as our Chief Operating Officer.

(12)	This amount reflects a performance-based award paid to Mr. Riegel for fiscal 2010 equal to 0.60% of our annual pre-tax profits for fiscal 2010. The award was payable on a quarterly basis; provided, that, in each case, no amount would be paid unless the following quarterly thresholds were achieved: $10 million of pre-tax profits for the first, third and fourth quarters of fiscal 2010 and $5 million of pre-tax profits for the second quarter of fiscal 2010. The actual amount paid to Mr. Riegel pursuant to this award was $1,000,000.

(13)	Consists of $12,500 credited to Mr. Riegel under our Select Executive Incentive Plan for 2008.

(14)	During the first quarter of fiscal 2009, Mr. Bennett volunteered to reduce his base salary by 20% from $500,000 to $400,000.

(15)	Consists of $15,000 credited to Mr. Bennett under our Select Executive Incentive Plan for 2008.

(16)	Mr. Thompson served as our Chairman of the Board, President and Chief Executive Officer until his death on November 13, 2009.

(17)	Mr. Thompson elected to forego payment of base salary in fiscal 2009 due to the decline in our performance due to market conditions. He was not provided with any equity or non-cash compensation in exchange for his decision to forego his base salary.

(18)	Mr. Thompson elected to forego payment of any bonus in fiscal 2009 and 2008 due to the decline in our performance due to market conditions. He was not provided any equity or non-cash compensation in exchange for his decision to forego his bonus.
Grants of Plan-Based Awards for Fiscal 2010
The following table summarizes the grants made to each of our named executive officers during fiscal 2010 under our 2006 Plan, 2008 Plan or other plans or arrangements.

All
								All	Other
								Other	Option		Grant
								Share	Awards:		Date
								Awards:	Number	Exercise	Fair
		Estimated Future Payouts			Estimated Future Payouts			Number	of	or Base	Value of
		Under Non Equity Incentive			Under Equity Incentive			of	Shares	Price of	Share
		Plan Awards			Plan Awards			Shares	Underlying	Option	and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#) (1)	($/Sh) (2)	Awards (3)
Peter B. Orthwein.	—	—	—	—	—	—	—	—	—	—	—
Christian G. Farman	10/30/09	(4)	(4)	(4)	—	—	—	—	—	—	—
	07/20/10	—	—	—	—	—	—		100,000 (5)	$27.88	$1,172,000
Ronald Fenech	04/23/10	(6)	(6)	(6)	—	—	—	—	—	—	—
	04/28/10	—	—	—	—	—	—	—	750,000 (7)	$35.18	$7,580,000 (7)
Richard E. Riegel, III	10/30/09	(8)	(8)	(8)	—	—	—	—	—	—	—
Walter L. Bennett.	—	—	—	—	—	—	—	—	—	—	—
Wade F. B. Thompson	—	—	—	—	—	—	—	—	—	—	—

(1)	Reflects the number of stock options granted in fiscal 2010.

(2)	Represents the exercise price of stock options reported in the previous column, which is equal to the closing price of our Common Stock on the grant date.

(3)	Represents the fair value per share of option awards as of the grant date pursuant to ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note J to the Consolidated Financial Statements in our Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010.
(4)	As shown under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table and as described in “Compensation Discussion and Analysis”, Mr. Farman was granted a non-equity incentive plan award on October 30, 2009 equal to 0.15% of our annual pre-tax profits for fiscal 2010 (the actual amount of this award was $257,091). Because this award is based on a percentage of our pre-tax profits, it is impossible to calculate thresholds, targets or maximum amounts for such award.
(5)	These options vest and become exercisable in equal installments on each of the first five anniversaries of the date of grant (or earlier upon a change in control) subject to Mr. Farman’s continuing employment with our Company on such date.
(6)	As shown under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table and as described in “Compensation Discussion and Analysis”, Mr. Fenech was granted (i) a non-equity incentive plan award on April 23, 2010 equal to 4% of the pre-tax profits from operations of our recreation vehicle segment (excluding LIFO and impairment charges) beginning May 1, 2010 and (ii) a non-equity incentive plan award under our MIP for the portion of fiscal 2010 prior to May 1, 2010 equal to 4.1% of Keystone’s pre-tax profits for such period, subject to certain adjustments. The aggregate amount of these awards was $6,719,345. Because these awards are based on a percentage of the pre-tax profit of our recreation vehicle segment or Keystone, as applicable, it is impossible to calculate thresholds, targets or maximum amounts for such awards.
(7)	On April 28, 2010, we granted 750,000 options to Ronald Fenech and 250,000 options to Ronald Fenech’s brother, William Fenech. 150,000 options issued to Ronald Fenech vest and become exercisable on each of the first five anniversaries of the date of grant, subject to Ronald Fenech being employed with us on each such vesting date, provided that, on each such vesting date, 50,000 of the 150,000 options issued to Ronald Fenech will not vest, and will be forfeited, if William Fenech continues to be employed with us on such vesting date. Accordingly, if William Fenech remains employed by us during the full five year vesting period for the options issued to Ronald Fenech, an aggregate of 250,000 options will be forfeited under Ronald Fenech’s option award and the maximum number of shares issuable under Ronald Fenech’s option award will be 500,000. We expect that William Fenech will be employed by us for the full five year vesting period under Ronald Fenech’s option award, and therefore consider the probability of Ronald Fenech’s vesting in these 250,000 options to be very low. As a result, we have accounted for 250,000 of the 750,000 options issued to Ronald Fenech as a liability award pursuant to ASC Topic 718, “Compensation-Stock Compensation” and assigned a grant date fair value of zero to these 250,000 options, resulting in zero compensation expense with respect to these 250,000 options. We have accounted for the 250,000 options issued to William Fenech as an equity award and will record compensation expense with respect to those options as they vest pursuant to ASC Topic 718, “Compensation-Stock Compensation.” If the probability of Ronald Fenech vesting in his incremental 250,000 options changes over the five year vesting period, compensation expense will be recorded for these options at the time vesting becomes probable and correspondingly, less compensation expense will be recorded for William Fenech’s options. The exercise price of all 750,000 options exceeded their fair market value as of July 31, 2010.
(8)	As shown under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table and as described in “Compensation Discussion and Analysis”, Mr. Riegel was granted a non-equity incentive plan award on October 30, 2009 equal to 0.60% of our annual pre-tax profits for fiscal 2010 (the actual amount of this award was $1,000,000). Because this award is based on a percentage of our net income before taxes, it is impossible to calculate thresholds, targets or maximum amounts for such award.
Executive Employment Agreements
Historically, we did not enter into employment agreements with our named executive officers. However, in May 2008, in order to incentivize Mr. Farman to join our Company as Chief Financial Officer, we entered into an employment offer letter with Mr. Farman.
The material terms of the employment offer letter with Mr. Farman are as follows:
•	Mr. Farman’s annual base salary was set at $500,000.
•	Mr. Farman was eligible for an annual bonus of up to $300,000 for fiscal 2009 based on Mr. Farman’s performance and our performance. Mr. Farman received a bonus of $172,375 for fiscal 2009.
•	We agreed to grant Mr. Farman options to purchase 100,000 shares of our common stock pursuant to our 2006 Plan. The stock options will vest over a three year period in one-third increments on the first, second and third anniversaries of the date of grant. The stock options were priced on May 5, 2008, the date Mr. Farman commenced employment with us.
•	We agreed to reimburse Mr. Farman for (i) reasonable temporary living expenses in the Elkhart, Indiana area for up to six months from the date Mr. Farman commences employment with us and (ii) reasonable moving expenses.
•	We agreed to pay Mr. Farman severance equal to nine months of Mr. Farman’s base salary in the event Mr. Farman is terminated for reasons other than cause. For purposes of Mr. Farman’s offer letter, “cause” means (i) the commission of or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to our company or an affiliate, (ii) conduct tending to bring our company into substantial public disgrace, or disrepute, (iii)

gross negligence or willful misconduct with respect to our Company or an affiliate or (iv) material violation of state or federal securities laws.
In addition, in April 2010, in order to incentivize Mr. Fenech in his new position as Senior Group President, with responsibility for our recreation vehicle segment, our largest operating segment, we agreed as follows:
•	Mr. Fenech’s base salary is set at $1,000,000 per year effective as of February 1, 2010.
•	Mr. Fenech would be granted a performance-based incentive award under our MIP, payable on a quarterly basis, equal to 4% of the pre-tax profit from operations of our recreation vehicle segment (excluding LIFO and impairment charges) beginning May 1, 2010. Under the terms of the award, Mr. Fenech was required to be employed at the time of payment, losses in any quarter carried forward to future quarters but not the next fiscal year and the maximum Mr. Fenech was eligible to earn under our MIP in any year was $10 million.
•	Mr. Fenech would be granted options to purchase 750,000 shares of our Common Stock pursuant to our 2006 Plan. These options vest and become exercisable in equal installments on each of the first five anniversaries of the date of grant (or if, earlier upon a change in control) subject to Mr. Fenech’s continuing employment with us on such date. However, 50,000 of the option shares that are eligible to vest on each of the vesting dates (250,000 in the aggregate) will not vest and will automatically be forfeited if William Fenech, the brother of Ronald Fenech, is a continuing employee of our Company on such vesting date. All of the unvested option shares will vest and become exercisable upon a change in control of the Company; provided, however, that if William Fenech remains a continuing employee of our Company immediately following the change in control, Ronald Fenech will forfeit a number of option shares equal to the number of unvested option shares owned by William Fenech that vest at the time of the change in control.
Mr. Farman and Mr. Fenech also participate in the compensation and benefit programs generally available to our executive officers.
2008 Annual Incentive Plan
Our 2008 Annual Incentive Plan (our “2008 Plan”) became effective on October 3, 2008, and was approved by the stockholders at our 2008 Annual Meeting.
Our 2008 Plan is administered by our Compensation Committee. Under our 2008 Plan, our Compensation Committee has the power to: (i) designate eligible executives to participate in our 2008 Plan for a designated Performance Period (as defined below) (our “2008 Participants”); (ii) determine the terms and conditions of any Award; (iii) determine whether, to what extent, and under what circumstances, Awards may be canceled, forfeited, or suspended; (iv) interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in our 2008 Plan and any instrument or agreement relating to, or Award granted under, our 2008 Plan; (v) establish, amend, suspend, or waive any rules and regulations; and (vi) make any other determination and take any other action that our Compensation Committee deems necessary or desirable for the administration of our 2008 Plan.
Under our 2008 Plan, our Compensation Committee has the authority to grant Awards which represent the conditional right of a 2008 Participant to receive a cash award following a Performance Period based upon performance in respect of a Performance Goal (as defined below). For purposes of our 2008 Plan, a “Performance Period” is a fiscal quarter during which performance is measured in order to determine a 2008 Participant’s entitlement to receive payment of an Award, and “Performance Goal” is, with respect to each Performance Period, consolidated pre-tax profits of our Company (“Pre-Tax Profits”) of $15,000,000.
Prior to, or reasonably promptly following the inception of, a Performance Period but, to the extent required by Section 162(m) of the Code, by no later than the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed, our Compensation Committee will allocate in writing, on behalf of each 2008 Participant, the portion of Pre-Tax Profits (not to exceed 3% on behalf of any 2008 Participant), if any (an “Award”), to be paid to the 2008 Participant if the Performance Goal is achieved. With respect to any single 2008 Participant, the maximum Award that can be paid with respect to any Performance Period is $5,000,000.
Our Compensation Committee is authorized at any time during or after a Performance Period to reduce or eliminate an Award allocated to any 2008 Participant for any reason, including, without limitation, changes in the position or duties of any 2008 Participant with our Company during or after a Performance Period, whether due to any termination of employment (including death, disability, retirement, voluntary termination, or termination with or without cause) or otherwise. However, no reduction or elimination will increase the amount otherwise payable to any other 2008 Participant if a reduction or elimination would cause the Awards to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, as determined by our Compensation Committee. In addition, to the extent necessary to preserve the intended economic effects of our 2008 Plan to our Company and our 2008 Participants, our Compensation Committee will adjust the calculation of Pre-Tax Profits and Awards and the allocation thereof to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger of our Company or any subsidiary into another corporation, any consolidation of our Company or any subsidiary into another corporation, any separation of our Company or any subsidiary (including a spin-off or the distribution of stock or property of the Company or any subsidiary), any reorganization of our Company or any subsidiary (whether or not the reorganization comes within the definition of Section 368 of the Code), (iii) any partial or complete liquidation of our Company or any subsidiary or a large, special and non-recurring dividend paid or distributed by our Company, or (iv) a change in accounting or other relevant rules or regulations; provided, however, that no adjustment will be authorized or made if and to the extent that our Compensation Committee determines that the adjustment would cause the Awards to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.
Following the completion of each Performance Period, our Compensation Committee certifies in writing, in accordance with the requirements of Section 162(m) of the Code, the achievement of the Performance Goal and the Awards payable to 2008 Participants.
Our Board or our Compensation Committee may, at any time, terminate or, from time to time, amend, modify or suspend our 2008 Plan and the terms and provisions of any Award granted to any 2008 Participant which has not been paid. No Award may be granted during any suspension of the 2008 Plan or after its termination.
Summaries of Equity Compensation Plans
Thor Industries, Inc. 2006 Equity Incentive Plan
On December 5, 2006, we adopted the Thor Industries, Inc. 2006 Equity Incentive Plan (our “2006 Plan”) which is designed to enable us and our affiliates to obtain and retain the services of the types of employees, consultants and directors who will contribute to our long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of our stockholders.
Our 2006 Plan was designed, among other things, to replace our 1999 Plan (as defined below) and our 1997 Plan (as defined below). When our Board approved our 2006 Plan, it also approved the termination of our 1999 Plan and our 1997 Plan, each effective upon the approval of the 2006 Plan by our stockholders. As a result, there were no further grants of options, restricted stock or other equity-based awards pursuant to either our 1999 Plan or 1997 Plan.
The maximum number of shares available for the grant of awards under our 2006 Plan is 1,100,000 subject to adjustment in accordance with the terms of our 2006 Plan, which is approximately the same number of shares that were available for issuance under our 1999 Plan and our 1997 Plan when those plans were terminated.

Our 2006 Plan is administered by our Compensation Committee, which has the power and authority to select 2006 Participants (as defined below) in such plan and grant 2006 Awards (as defined below) to such participants pursuant to the terms of such plan.
2006 Awards may be granted to employees, directors and, in some cases, consultants and those individuals whom our Compensation Committee determines are reasonably expected to become employees, directors or consultants following the date of the grant of the Award (the “2006 Participants”), provided that incentive stock options may be granted only to employees. 2006 Awards may be in the form of options (incentive stock options and nonstatutory stock options), restricted stock, restricted stock units, performance compensation awards and stock appreciation rights (collectively, “2006 Awards”).
Options
Options may be granted as incentive stock options (stock options intended to meet the requirements of Section 422 of the Code) or nonstatutory stock options (stock options not intended to meet such requirements) and will be granted in such form and will contain such terms and conditions as our Compensation Committee deems appropriate. The term of each option will be fixed by our Compensation Committee but no incentive stock option may be exercisable after the expiration of ten years from the grant date; provided, that, in the case of incentive stock options granted to a 10% stockholder, the term of such option may not exceed five years from the grant date. The exercise price of each incentive stock option may not be less than 100% of the fair market value of our Common Stock subject to the option on the date of grant; provided, that, in the case of incentive stock options granted to a 10% stockholder, the exercise price may not be less than 110% of the fair market value on the date of grant. The exercise price of each nonstatutory stock option may not be less than 100% of the fair market value of our Common Stock subject to the option on the date of grant unless such nonstatutory stock option satisfies the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code. Our Compensation Committee will determine the time or times at which, or other conditions upon which, an option will vest or become exercisable.
Restricted Stock and Restricted Stock Units
Our Compensation Committee may award actual shares of common stock (“Restricted Stock”) or hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock (“Restricted Stock Units”), which award may, but need not, provide that such Restricted Stock or Restricted Stock Units may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of an obligation or for any other purpose for such period as our Compensation Committee shall determine. Subject to the restrictions set forth in the Award, Participants who are granted Restricted Stock generally will have the rights and privileges of a stockholder as to such restricted stock, including the right to receive dividends and vote such restricted stock.
Performance Compensation Awards
Our 2006 Plan provides our Compensation Committee with the authority to designate certain 2006 Awards as performance compensation awards in order to qualify such 2006 Awards as “performance-based compensation” under Section 162(m) of the Code. In addition, our 2006 Plan provides our Compensation Committee with the authority to make a 2006 Award of a cash bonus to any Participant and designate such 2006 Award as a performance compensation award in order to qualify such 2006 Award as “performance-based compensation” under Section 162(m) of the Code.
The maximum performance compensation award payable to any one Participant under our 2006 Plan for a Performance Period is 1,100,000 shares of common stock or, in the event such performance compensation award is paid in cash, the equivalent cash value thereof, as determined by our Compensation Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a Performance Compensation Award in the form of a cash bonus is $10,000,000.
Stock Appreciation Rights

Stock appreciation rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of our 2006 Plan are satisfied, in tandem with all or part of any option granted under the 2006 Plan (“Related Rights”). Upon exercise thereof, the holder of a stock appreciation right would be entitled to receive from us an amount equal to the product of (i) the excess of the fair market value of our Common Stock on the date of exercise over the exercise price per share specified in such stock appreciation right or its related option, multiplied by (ii) the number of shares for which such stock appreciation right is exercised. The exercise price of a Free Standing Right shall be determined by our Compensation Committee, but shall not be less than 100% of the fair market value of our Common Stock on the date of grant of such Free Standing Right. A Related Right granted simultaneously with or subsequent to the grant of an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option. A stock appreciation right may be settled, at the sole discretion of our Compensation Committee, in cash, shares of our Common Stock or a combination thereof.
Change in Control
In the event of a change in control, unless otherwise provided in a 2006 Award agreement, all options and stock appreciation rights will become immediately exercisable with respect to 100 percent of the shares subject to such option or stock appreciation rights, and the restrictions will expire immediately with respect to 100 percent of such shares of Restricted Stock or Restricted Stock Units subject to such 2006 Award (including a waiver of any applicable Performance Goals). In addition, unless otherwise provided in a 2006 Award agreement, all incomplete Performance Periods in respect of a performance compensation award will end upon a change in control, and our Compensation Committee will (a) determine the extent to which performance goals with respect to each such Performance Period have been met, and (b) cause to be paid to the applicable Participant partial or full performance compensation awards with respect to performance goals for each such Performance Period based upon our Compensation Committee’s determination of the degree of attainment of performance goals. Further, in the event of a change in control, our Compensation Committee may in its discretion and upon advance notice to the affected persons, cancel any outstanding 2006 Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such 2006 Awards based upon the price per share of our Common Stock received or to be received by other shareholders in the event.
Amendment and Termination
Our Board at any time, and from time to time, may amend or terminate our 2006 Plan. However, except as provided otherwise in our 2006 Plan, no amendment shall be effective unless approved by our stockholders to the extent stockholder approval is necessary to satisfy any applicable law or securities exchange listing requirements. Our Compensation Committee at any time, and from time to time, may amend the terms of any one or more 2006 Awards; provided, however, that our Compensation Committee may not make any amendment which would otherwise constitute an impairment of the rights under any 2006 Award unless we request the consent of the 2006 Participant and the 2006 Participant consents in writing.
1999 Stock Option Plan
The Thor Industries, Inc. 1999 Stock Option Plan (our “1999 Plan”) was adopted by our Board in July 1999 and by our stockholders in September 1999 and provided for the grant of incentive stock options and nonstatutory options to our employees and directors. Our 1999 Plan was frozen effective as of December 5, 2006.
Upon the occurrence of a change in control, all options granted pursuant to our 1999 Plan will automatically become vested and exercisable in full.
Under certain circumstances, in the event option holders engage in certain prohibited behavior, options can be forfeited at the discretion of our Compensation Committee. In addition, any gains realized by option holders may have to be repaid under certain circumstances.

Restricted Stock Plan
We adopted the Thor Industries, Inc. Restricted Stock Plan (our “1997 Plan”) effective September 29, 1997. Our 1997 Plan was frozen as of December 5, 2006.
No shares granted under our 1997 Plan may be transferred by the recipient thereof until such shares have vested. Any nonvested shares will automatically vest upon the earliest of (x) termination other than for cause and (y) the recipient’s death, disability or retirement. Our 1997 Plan contains non-competition and non-solicitation provisions which restrict recipients from competing with us. Non-compliance with such provisions will result in the forfeiture of non-vested shares.
Outstanding Equity Awards at 2010 Fiscal Year-End
The following table sets forth information concerning option awards and share awards held by our named executive officers as of July 31, 2010. All share amounts and exercise prices have been adjusted to reflect the 2 for 1 split in our stock effective January 26, 2004.

Name	Option Awards				Stock Awards
	Number of	Number of			Number
	Securities	Securities			of Shares
	Underlying	Underlying			or Units	Market Value of
	Unexercised	Unexercised	Option		That	Shares or Units
	Options	Options	Exercise	Option	Have Not	That Have Not
	Exercisable	Unexercisable	Price	Expiration	Vested	Vested
	(#)	(#)	($)	Date	(#)	($)
Peter B. Orthwein	—	—	—	N/A	—	—
Christian G.	66,666	33,334 (1)	$26.30	05/05/18	—	—
Farman	—	100,000 (2)	$27.88	07/20/20
Ronald Fenech	—	750,000 (3)	$35.18	04/28/20	—	—
Richard E. Riegel, III	14,000	—	$26.91	12/08/13	—	—
	14,000	—	$12.86	07/23/12
	66,666	33,334 (4)	$26.79	05/23/18
Walter L. Bennett	15,225	—	$26.91	12/08/13	—	—
Wade F. B. Thompson	—	—	—	N/A	—	—

(1)	Mr. Farman received an option award for 100,000 shares on May 5, 2008. 33,333 options vested on May 5, 2009, 33,333 options vested on May 5, 2010 and 33,334 options will vest on May 5, 2011.

(2)	Mr. Farman received an option award for 100,000 shares on July 20, 2010. These options vest and become exercisable in equal installments on each of the first five anniversaries of the date of grant.

(3)	Mr. Fenech received an option award for 750,000 shares on April 28, 2010. These options vest and become exercisable in equal installments on each of the first five anniversaries of the date of grant (or if, earlier upon a change in control) subject to Mr. Fenech’s continuing employment with us on such date. However, 50,000 of the option shares that are eligible to vest on each of the vesting dates (250,000 in the aggregate) will not vest and will automatically be forfeited if William Fenech, the brother of Ronald Fenech, is a continuing employee of the Company on such vesting date. All of the unvested option shares will vest and become exercisable upon a change in control of the Company; provided, however, that if William Fenech remains a continuing employee of the Company immediately following the change in control, Ronald Fenech will forfeit a number of option shares equal to the number of unvested option shares held by William Fenech that vest at the time of the change in control.

(4)	Mr. Riegel received an option award for 100,000 shares on May 23, 2008. 33,333 options vested on May 23, 2009, 33,333 options vested on May 23, 2010 and 33,334 options will vest on May 23, 2011.

Option Exercises and Shares Vested in Fiscal 2010
The following table summarizes information regarding the vesting of share awards for each named executive officer in fiscal 2010. None of our named executive officers exercised any stock options in fiscal 2010.

Name	Share Awards(1)
Number of
Shares
	Acquired on	Value Realized
	Vesting	on Vesting
	(#)	($) (2)
Peter B. Orthwein	—	—
Christian G. Farman	—	—
Ronald Fenech	—	—
Richard E. Riegel, III	600	16,962
Walter L. Bennett	1,000	28,270
Wade F. B. Thompson	—	—

(1)	Represents restricted stock awards granted under our Restricted Stock Plan.

(2)	Represents the amount realized based on the market price of our Common Stock on the vesting date.
Non-Qualified Deferred Compensation for Fiscal 2010
The following table shows the contributions, earnings and account balances for the named executive officers participating in our Select Executive Incentive Plan and our Deferred Compensation Plan.

	Executive	Registrant	Aggregate		Aggregate	Aggregate
	Contributions	Contributions	Earnings in		Withdrawals/	Balance at
Name	in fiscal 2010	in fiscal 2010	fiscal 2010		Distributions	7/31/10
	($)	($)	($)		($)(1)	($)
Peter B. Orthwein	—	—	—		—	—
Christian G. Farman	27,500 (2)	—	4,048	(3)	—	65,922	(4)
Ronald Fenech	—	—	—		—	51,295	(5)
Richard E. Riegel, III	31,701 (6)	—	36,177	(7)	40,179	294,309	(8)
Walter L. Bennett	27,500 (9)	—	57,276	(10)	192,157	235,326	(11)
Wade F. B. Thompson	—	—	—		—	—

(1)	Amounts represent distributions to participants in our Select Executive Incentive Plan in fiscal 2010 following the termination of such plan effective February 27, 2009. There were no withdrawals by, or distributions to, any of our named executive officers in fiscal 2010 under our Deferred Compensation Plan.

(2)	Consists of contributions by Mr. Farman to our Deferred Compensation Plan. This amount is also included in the amount shown as 2010 salary of Mr. Farman, as reported in the salary column of the Summary Compensation Table above.

(3)	Consists of aggregate earnings under our Deferred Compensation Plan.

(4)	Consists of Mr. Farman’s aggregate balance (all of which is vested) under our Deferred Compensation Plan.

(5)	Consists of aggregate earnings under our Deferred Compensation Plan.

(6)	Consists of contributions by Mr. Riegel to our Deferred Compensation Plan. Of this amount, $12,663 and $19,038 are also included in the amounts shown as 2010 salary and 2010 non-equity incentive plan compensation, respectively, of Mr. Riegel, as reported in the salary column and the non-equity incentive plan compensation column, respectively, of the Summary Compensation Table above.

(7)	Consists of $5,808 earned under our Select Executive Incentive Plan and $30,369 earned under our Deferred Compensation Plan.

(8)	Consists of an aggregate balance of $294,309 under our Deferred Compensation Plan (all of which is vested).

(9)	Consists of contributions by Mr. Bennett to our Deferred Compensation Plan. This amount is also included in the amount shown as 2010 bonus of Mr. Bennett, as reported in the bonus column of the Summary Compensation Table above.

(10)	Consists of $32,042 earned under our Select Executive Incentive Plan and $25,234 earned under our Deferred Compensation Plan.

(11)	Consists of an aggregate balance $235,326 under our Deferred Compensation Plan (all of which is vested).
Our Deferred Compensation Plan is described below. We terminated our Select Executive Incentive Plan effective February 27, 2009. Amounts under our Select Executive Incentive Plan vested as of such date for all participants in our Select Executive Incentive Plan and were paid out in April 2010.
Summary of Deferred Compensation Plan
On December 9, 2008, our Board approved and adopted the amended and restated Thor Industries, Inc. Deferred Compensation Plan (our “Deferred Compensation Plan”), which was amended and restated primarily to comply with Section 409A of the Code. The general purpose of our Deferred Compensation Plan is to provide our key selected employees with the benefits of an unfunded, non-qualified deferred compensation program.
Under our Deferred Compensation Plan, participants may elect to defer portions of their salary and bonus amounts. The amounts are credited to the participant’s individual account, which is credited with earnings and losses based on the performance of certain investment funds selected by us and elected by the participant.
Participants are 100% vested in their elective deferrals at all times. Vested benefits become payable under our Deferred Compensation Plan (i) upon the participant’s separation from service, (ii) upon the occurrence of a change in control, (iii) upon the participant’s death or disability or (iv) in connection with a severe financial hardship due to an unforeseen emergency (but in this case amounts payable are limited to the amount necessary to satisfy the emergency plus anticipated taxes). In each case, payment will be made within ninety (90) days following the event triggering the payment unless the participant is determined by our Board to be a specified employee under Section 409A of the Code and the payment trigger is the participant’s separation from service, in which case the payment will be delayed for a period of six (6) months.
Prior to a participant’s attainment of age fifty-five (55), all benefits are paid in lump sum. Benefits paid following the participant’s attainment of age fifty-five (55) may be paid in lump sum or in equal installments not to exceed five years, as elected by the participant in his or her initial election. Payments of amounts under our Deferred Compensation Plan are paid in cash from our general funds and any right to receive payments from us under our Deferred Compensation Plan will be no greater than the right of one of our unsecured creditors.
Our Compensation Committee administers our Deferred Compensation Plan. Our Compensation Committee has the ability to modify or terminate the plan, provided that any modification or termination does not adversely affect the rights of any participant or beneficiary as to amounts under the plan. Our Compensation Committee also has the ability to terminate our Deferred Compensation Plan and accelerate the payments of all vested accounts in connection with certain corporate dissolutions or changes of control, provided that the acceleration is permissible under Section 409A of the Code. Our Deferred Compensation Plan is intended to comply with Section 409A of the Code.
Summary of Select Executive Incentive Plan
We adopted the Thor Industries, Inc. Select Executive Incentive Plan (our “Select Executive Incentive Plan”) effective September 29, 1997. Our Select Executive Incentive Plan was administered by the Compensation Committee. The purpose of our Select Executive Incentive Plan was to provide eligible executives with supplemental deferred compensation in addition to the current compensation earned under our MIP. Our Select Executive Incentive Plan was intended to be an unfunded deferred compensation arrangement for the benefit of a select group of management or highly compensated employees.
For each year of participation, eligible executives were credited with the amount(s), if any, determined by our Compensation Committee in its sole discretion. The amount(s) were credited to an account maintained for each eligible executive, which was also credited with earnings and losses as if the amounts were invested in specific investment funds selected by our Compensation Committee (or by the eligible executive if our Compensation Committee established a procedure permitting the eligible executive to select from amongst the index funds selected by our Compensation Committee). The amount(s) credited to the account of an eligible executive remained unvested until the conclusion of the executive’s sixth year of participation in our Select Executive Incentive Plan, at which time the amount(s) became 100% vested. However, the amounts immediately became 100% vested upon the eligible executive’s death or attainment of age 65. Our Select Executive Incentive Plan contained non-competition and non-solicitation provisions which prohibited eligible executives from competing with us within the United States or Canada during the term of such eligible executive’s participation and for a period of eighteen months after termination of employment with us for any reason. Non-compliance with these provisions resulted in a total forfeiture of vested benefits. Amounts became payable upon an eligible executive’s separation from service or, if earlier, upon the eligible executive’s death or disability or the occurrence of an unforeseen emergency. Payments made upon an eligible executive’s death or disability or an unforeseen emergency were made in a lump sum. Payments made in connection with an eligible executive’s separation from service commenced eighteen months following the eligible executive’s separation from service and payment was made in equal annual installments over five years or ten years or in another actuarially equivalent form of payment, as elected by the executive at the commencement of participation in the plan.
We terminated our Select Executive Incentive Plan effective February 27, 2009. Amounts under our Select Executive Incentive Plan vested as of such date for all participants in our Select Executive Incentive Plan and were paid out in April 2010.
Potential Payments Upon Termination or Change-in-Control
The narrative and tables that follow describe potential payments and benefits to our named executive officers or their beneficiaries under existing plans or arrangements, whether written or unwritten, for various scenarios including change-in-control and termination of employment. The amounts shown assume a termination or change-in-control, as applicable, effective as of July 31, 2010, as well as a closing price of our Common Stock on July 30, 2010, the last business day of our fiscal year, of $27.84 per share, and thus include amounts earned through such time and are estimates of amounts that would be paid out to our named executive officers upon a change-in-control or their separation or termination. Note that these amounts are estimates only, as the actual obligation can only be determined at the time of a change-in-control or the named executive officer’s separation from us.
Except for a May 2008 employment offer letter with Mr. Farman, we have not entered into any employment or similar agreements with any named executive officer with provisions regarding severance or change-in-control benefits. Pursuant to Mr. Farman’s employment offer letter, if his employment were terminated by the Company other than for cause on July 31, 2010, he would have received a lump sum severance payment equal to nine months of his base salary of $500,000 (i.e. $375,000). Except as otherwise provided below, none of our named executive officers is entitled to any payments or benefits from us upon a termination of employment for any reason, including because of death, disability or retirement.
Our Deferred Compensation Plan provides for payment of the vested deferred amounts upon termination of employment and following a change in control. Under our Deferred Compensation Plan, if a named executive officer’s employment terminated on July 31, 2010, or if the named executive officer died or became disabled, he would receive his entire vested account balance (reported in the “Aggregate Balance at 7/31/10” column of the Non-Qualified Deferred Compensation table above). A change in control would also trigger payment to the named executive officer.
Note that Wade F. B. Thompson, our former Chairman of the Board, President and Chief Executive Officer, died on November 13, 2009 and no benefit or payments were payable upon his death.
Benefits and Payments Upon Change-in-Control
The table below reflects the benefits payable to our named executive officers had a change in control occurred as of July 31, 2010:

Value of Stock Acceleration
Name	($)(1)
Peter B. Orthwein	—
Christian G. Farman	51,334
Ronald Fenech	—
Richard E. Riegel, III	35,001
Walter L. Bennett	—
(1)	The amounts reported in this column represent the spread value (i.e., the difference between the stock price on July 30, 2010 and the exercise price) of each named executive officers’ stock options that were in the money as of July 31, 2010.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information as of July 31, 2010 about our Common Stock that may be issued upon the exercise of options, warrants and rights granted to employees or members of our Board under all of our existing equity compensation plans, including our 2006 Plan.

	Number of		Number of securities
	securities to be		remaining available for
	issued upon	Weighted-average	future issuance under
	exercise of	exercise price of	equity compensation
	outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected in
	and rights	and rights	column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,381,725 (1)	$30.20	30,000 (2)

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	1,381,725	$30.20	30,000
(1)	Represents shares underlying stock options granted pursuant to our 1999 Plan and our 2006 Plan. Our 1999 Plan was frozen in 2006 upon the adoption of our 2006 Plan. As a result, no further grants may be made under our 1999 Plan.

(2)	Represents shares authorized for issuance pursuant to our 2006 Plan.
Director Compensation

Each of our non-employee directors receives an annual cash retainer of $170,000, payable quarterly, plus expenses. Our lead director and the chair of our Audit Committee each receive an additional annual cash retainer of $20,000, payable quarterly. In addition, on July 20, 2010, we awarded our lead director, Geoffrey A. Thompson, an option to purchase 20,000 shares of our Common Stock under our 2006 Plan with a per share exercise price of $27.88. The options will vest in equal installments on each of the first three anniversaries of the date of grant (or earlier upon a change in control) subject to Mr. Thompson’s continuing service with us on such date. The options will fully vest and become exercisable upon a change in control of our Company.
For the first quarter of fiscal 2010, each of our non-employee directors volunteered to forgo 15% of his fees due to the decline in our profits in fiscal 2009 resulting from market conditions.
The following table summarizes the compensation paid to our non-employee directors in fiscal 2010.

	Fees Earned or Paid in	Option
	Cash	Awards	Total
Name	($)(1)	($)(2)	($)
Neil D. Chrisman	163,625	—	163,625
J. Allen Kosowsky	42,500	—	42,500
Alan Siegel	163,625	—	163,625
Jan H. Suwinski	182,875	—	182,875
Geoffrey A. Thompson	182,875	234,400	417,275
William C. Tomson	163,625	—	163,625
(1)	Fees consist of an annual cash retainer for board and committee service and an additional annual cash retainer paid to the lead director and the chair of our Audit Committee. For Mr. Kosowsky, who was appointed to our Board on March 11, 2010, the amount was pro-rated based on the portion of the year Mr. Kosowsky served on our Board.

(2)	Amounts reflected for Mr. Thompson reflects the grant date fair value of the award during fiscal 2010 determined in accordance with ASC Topic 718, “Compensation—Stock Compensation,” for stock option awards as required by the SEC rules effective for 2010. Assumptions used in the calculation of these amounts are included in Note J of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 31, 2010. The aggregate number of outstanding stock options held by each of our non-employee directors on July 31, 2010 was as follows: Mr. Chrisman — 25,000, Mr. Kosowsky — 0, Mr. Siegel — 2,000, Mr. Suwinski — 43,000, Mr. Thompson — 35,000 and Mr. Tomson — 45,000. All of the foregoing stock options are exercisable except for the 20,000 stock options issued to Mr. Thompson on July 20, 2010.
Proposal #2 — Thor Industries, Inc. 2010 Equity and Incentive Plan

Our Board has approved and recommends that stockholders approve the adoption of the Thor Industries, Inc. 2010 Equity and Incentive Plan (our “2010 Plan”). Our 2010 Plan is designed to enable us to obtain and retain the services of the types of employees and directors who will contribute to our long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of our stockholders. Our Board approved our 2010 Plan on October 25, 2010. The maximum number of shares issuable under our 2010 Plan is 2,000,000 (subject to adjustment) of which a maximum of 1,000,000 shares can be awarded as restricted stock or restricted stock units.

A copy of our 2010 Plan is attached to this Proxy Statement as Appendix D. The description of our 2010 Plan that follows is qualified in its entirety by reference to our 2010 Plan that is attached.
Our 2010 Plan will be administered by our Board or a committee designated by our Board (our “Committee”). While we are a publicly traded company, our Committee may consist solely of two or more members of our Board who qualify as “outside directors” within the meaning of Section 162(m) of the Code, and as “non-employee directors” under Rule 16b-3 as promulgated under Section 16 of the Exchange Act. Our Committee will have the power and authority to select Participants (as defined below) in our 2010 Plan and grant Awards (as defined below) to such Participants pursuant to the terms of our 2010 Plan. In addition, our Committee will have the authority to (a) construe and interpret our 2010 Plan and apply its provisions, (b) promulgate, amend and rescind the rules and regulations relating to the administration of our 2010 Plan, (c) delegate its authority to one or more officers of our Company with respect to Awards that do not involve certain executive officers of our Company, (d) determine when Awards are to be granted under our 2010 Plan and the applicable date of grant, (e) select those Participants to whom Awards shall be granted, (f) determine the number of shares of our Common Stock to be made subject to each Award, (g) determine whether each option is or is not intended to qualify as an incentive stock option, (h) prescribe the terms and conditions of each Award, (i) amend any outstanding Awards subject to certain limitations, (j) make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments, and (k) exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of our 2010 Plan. All decisions made by our Committee pursuant to the provisions of our 2010 Plan shall be final and binding on our Company and the Participants.
Subject to adjustment, the total number of shares of our Common Stock that will be available for the grant of Awards under our 2010 Plan may not exceed 2,000,000 shares; provided, that, for purposes of this limitation, any stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization will again become available for issuance under our 2010 Plan. Subject to adjustment, no Participant will be granted, during any one year period, options to purchase common stock or stock appreciation rights with respect to more than 2,000,000 shares of our Common Stock and no Participant will be granted, during any one year period, Restricted Stock or Restricted Stock Units with respect to more than 1,000,000 shares of common stock. Stock available for distribution under our 2010 Plan will be authorized and unissued shares, treasury shares or shares reacquired by our Company in any manner.
Eligibility
Awards may be granted to our employees and directors and those individuals whom our Committee determines are reasonably expected to become employees or directors following the date of the grant of the Award (“Participants”), provided that incentive stock options may be granted only to employees. Awards may be in the form of options (incentive stock options and nonstatutory stock options), restricted stock, restricted stock units, performance compensation awards and stock appreciation rights (collectively, “Awards”).
Options
Options may be granted as incentive stock options (stock options intended to meet the requirements of Section 422 of the Code) or nonstatutory stock options (stock options not intended to meet such requirements) and will be granted in such form and will contain such terms and conditions as our Committee deems appropriate. The term of each option will be fixed by our Committee but no incentive stock option may be exercisable after the expiration of ten years from the grant date; provided, that, in the case of incentive stock options granted to a 10% stockholder, the term of such option may not exceed five years from the grant date. The exercise price of each incentive stock option may not be less than 100% of the fair market value of the common stock subject to the option on the date of grant; provided, that, in the case of incentive stock options granted to a 10% stockholder, the exercise price may not be less than 110% of the fair market value on the date of grant. The exercise price of each nonstatutory stock option may not be less than 100% of the fair market value of the common stock subject to the option on the date of grant. Our Committee will determine the time or times at which, or other conditions upon which, an option will vest or become exercisable. Payment in respect of the exercise of an option may be made in cash or by certified or bank check, or our Committee may, in its discretion and to the extent permitted by law, allow such payment to be made by surrender of unrestricted shares of common stock (with a fair market value equal to the exercise price) that have been held by the Participant for any period deemed necessary by our accountants to avoid an additional compensation charge, or by means of attestation whereby the Participant identifies for delivery specific shares of common stock that have a fair market value equal to the exercise price, or through a broker-assisted cashless exercise program, a net exercise method, or in any other form of legal consideration that may be acceptable to our Committee.
Restricted Stock and Restricted Stock Units
Our Committee may award actual shares of our Common Stock (“Restricted Stock”) or hypothetical common stock units having a value equal to the fair market value of an identical number of shares of our Common Stock (“Restricted Stock Units”), which award may, but need not, provide that such Restricted Stock or Restricted Stock Units may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of an obligation or for any other purpose for such period (the “Restricted Period”) as our Committee shall determine. Subject to the restrictions set forth in the Award, Participants who are granted Restricted Stock generally will have the rights and privileges of a stockholder as to such restricted stock, including the right to vote such restricted stock. Cash dividends and stock dividends with respect to Restricted Stock shall be withheld by our Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by our Committee. The cash dividends or stock dividends so withheld by our Committee and attributable to any particular share of Restricted Stock will be distributed to the Participant in cash or, at the discretion of our Committee, in shares of common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on such shares. The Restricted Period shall commence on the date of the grant and end at the time or times set forth on a schedule established by our Committee in the applicable Award agreement. At the discretion of our Committee cash dividends and stock dividends (“Dividend Equivalents”) also may be paid with respect to Restricted Stock Units which, if credited, shall be withheld for the Participant’s account and distributed upon the settlement of the Restricted Stock Unit. If the Restricted Stock or the Restricted Stock Units, as applicable, are forfeited, the Participant shall have no right to such dividends and/or Dividend Equivalents.
Performance Compensation Awards
Our 2010 Plan provides our Committee with the authority, at the time of grant of any Award (other than options and stock appreciation rights granted with an exercise price or grant price equal to or greater than the fair market value per share of stock on the date of the grant), to designate such Award as a performance compensation award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, our 2010 Plan provides our Committee with the authority to make an Award of a cash bonus to any Participant and designate such Award as a performance compensation award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.
During the first 90 days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), which period may not be less than one fiscal quarter (the “Performance Period”), our Committee may, in its sole discretion, select which Participants will be eligible to receive performance compensation awards in respect of such Performance Period. Our 2010 Plan provides that, with regard to a particular performance compensation award, our Committee has full discretion to select the length of the Performance Period, the performance criteria that will be used to establish the performance goal, the kind(s) and/or level(s) of the performance goal(s) that is (are) to apply to our Company and the performance formula to be applied against the relevant performance goal to determine, with regard to the performance compensation award of a particular Participant, whether all, some portion or none of the performance compensation award has been earned for the Performance Period.
The maximum performance compensation award payable to any one Participant under our 2010 Plan for a Performance Period is 2,000,000 shares of our Common Stock or, in the event such performance compensation award is paid in cash, the equivalent cash value thereof, as determined by our Committee. If the performance compensation award is in the form of Restricted Stock or Restricted Stock Units, then the maximum performance compensation award payable to any one Participant for a Performance Period is 1,000,000 shares of our Common Stock. The maximum amount that can be paid in any calendar year to any Participant pursuant to a performance compensation award in the form of a cash bonus is $10,000,000.
Performance compensation awards shall be based on the attainment of specific levels of performance of our Company (or affiliate, division or operational unit of our Company) and shall be limited to the following:
(a)	net earnings or net income (before or after taxes);

(b)	basic or diluted earnings per share (before or after taxes);

(c)	net revenue or net revenue growth;

(d)	gross revenue;

(e)	gross profit or gross profit growth;

(f)	net operating profit (before or after taxes);

(g)	pre-tax profits (before or after LIFO adjustments);

(h)	return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(i)	cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(j)	earnings before or after taxes, interest, depreciation and/or amortization;

(k)	gross or operating margins;

(l)	productivity ratios;

(m)	share price (including, but not limited to, growth measures and total stockholders return);

(n)	expense targets;

(o)	margins;

(p)	operating efficiency;

(q)	objective measures of customer satisfaction;

(r)	working capital targets;

(s)	measures of economic value added;

(t)	inventory control; and

(u)	enterprise value.
Stock Appreciation Rights
Stock appreciation rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of our 2010 Plan are satisfied, in tandem with all or part of any option granted under our 2010 Plan (“Related Rights”). Upon exercise thereof, the holder of a stock appreciation right would be entitled to receive from our Company an amount equal to the product of (i) the excess of the fair market value of our Common Stock on the date of exercise over the exercise price per share specified in such stock appreciation right or its related option, multiplied by (ii) the number of shares for which such stock appreciation right is exercised. The exercise price of a Free Standing Right shall be determined by our Committee, but shall not be less than 100% of the fair market value of our Common Stock on the date of grant of such Free Standing Right. A Related Right granted simultaneously with or subsequent to the grant of an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option. A stock appreciation right may be settled, at the sole discretion of our Committee, in cash, shares of our Common Stock or a combination thereof.
Change in Control
In the event of a Change in Control (as defined in our 2010 Plan) of our Company, and either in or not in combination with another event such as a termination of the applicable Participant’s service by our Company without cause, unless otherwise provided in an Award agreement, all options and stock appreciation rights will become immediately exercisable with respect to 100 percent of the shares subject to such option or stock appreciation rights, and the restrictions will expire immediately with respect to 100 percent of such shares of Restricted Stock or Restricted Stock Units subject to such Award (including a waiver of any applicable Performance Goals). In addition, unless otherwise provided in an Award agreement, all incomplete Performance Periods in respect of a performance compensation award will end upon a Change in Control, and our Committee will (a) determine the extent to which performance goals with respect to each such Performance Period have been met, and (b) cause to be paid to the applicable Participant partial or full performance compensation awards with respect to performance goals for each such Performance Period based upon our Committee’s determination of the degree of attainment of performance goals or assuming that applicable “target” levels of performance have been attained or on such other basis as determined by our Committee. Further, in the event of a Change in Control, our Committee may in its discretion and upon advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of our Common Stock received or to be received by other shareholders of our Company in the event.
Amendment and Termination
Our Board at any time, and from time to time, may amend or terminate our 2010 Plan. However, except as provided otherwise in our 2010 Plan, no amendment shall be effective unless approved by the stockholders of our Company to the extent stockholder approval is necessary to satisfy any applicable law or securities exchange listing requirements. Our Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that our Committee may not make any amendment which would otherwise constitute an impairment of the rights under any Award unless our Company requests the consent of the Participant and the Participant consents in writing.
Adjustments
The maximum number of shares of our Common Stock which may be awarded under our 2010 Plan, and the number of shares and price per share applicable to any outstanding Award, are subject to adjustment in the event of stock splits, reverse stock splits, stock or extraordinary cash dividends, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization.
Market Value of Underlying Securities
Our common stock underlies all of the options and other equity based awards to be awarded under our 2010 Plan. The market value of our common stock at the close of trading on October 15, 2010, as reported by the New York Stock Exchange, was $31.90 per share.
Term
Our 2010 Plan will expire on October 23, 2020. Any awards previously granted under our 2010 Plan and outstanding subsequent to October 23, 2020 will continue to be governed by the provisions of our 2010 Plan.

Plan Benefits to be Received
Benefits and amounts to be awarded under our 2010 Plan are not currently determinable.
U.S. Federal Income Tax Consequences
The following is a summary of certain material U.S. federal income tax consequences relating to Awards under our 2010 Plan, based on federal income tax laws currently in effect. This summary is not intended to and does not describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of an option right or shares of common stock purchased or granted pursuant to, or any other Award granted under, our 2010 Plan and does not describe any state, local or foreign tax consequences. Moreover, the federal income tax consequences to any particular individual may differ from those described herein by reason of, among other things, the particular circumstances of such individual. This summary is for general information only and does not constitute tax advice.
Nonstatutory Stock Options. An individual receiving nonstatutory stock options generally should not recognize taxable income at the time of grant. An individual should generally recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the option shares on exercise of the nonstatutory stock options over the exercise price thereof. In general, subject to the limitations set forth in Sections 162(m) and 280G, discussed below, our Company is entitled to deduct from its taxable income the amount that the individual is required to include in ordinary income at the time of such inclusion. Additional special rules apply if an individual exercises a nonstatutory stock option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to our Company.
Incentive Stock Options. An individual granted an incentive stock option generally should not recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise, although he or she may be subject to alternative minimum tax. If the individual holds the shares acquired upon exercise of an incentive stock option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the individual, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. In general, if a disqualifying disposition should occur (i.e., the shares acquired upon exercise of the option are disposed of within the later of two years from the date of grant or one year from the date of exercise), an individual will generally recognize ordinary compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the option shares at the time of exercise over the exercise price thereof (or, if less, the amount realized on the subsequent disposition of the shares). Our Company is not entitled to any deduction on account of the grant of incentive stock options or the individual’s exercise of the option to acquire common stock. However, in the event of a subsequent disqualifying disposition of such shares of common stock acquired pursuant to the exercise of an incentive stock option under circumstances resulting in taxable compensation to the individual, subject to the limitations set forth in Sections 162(m) and 280G, discussed below, in general, our Company should be entitled to a tax deduction equal to the amount treated as taxable compensation to the individual. Additional special rules apply if an individual exercises an incentive stock option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to our Company.
Stock Appreciation Rights. An individual receiving a stock appreciation right (“SAR”) generally should not recognize taxable income at the time of grant. Upon exercise of an SAR, an individual generally should recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. In general, our Company should be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Restricted Stock. An individual generally should not recognize ordinary income upon receipt of restricted stock. The individual generally should recognize ordinary income when the restricted stock is transferable by the individual or no longer subject to a substantial risk of forfeiture, whichever occurs first. At such time, the individual should recognize ordinary income in an amount equal to the current fair market value of the shares. An individual may, however, elect to recognize ordinary income when the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. (Special rules apply to the receipt and disposition of restricted stock received by officers and directors who are subject to Section 16(b) of the Exchange Act). In general, our Company should be able to deduct, at the same time as it is recognized by the individual, the amount of taxable compensation to the individual for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Restricted Stock Units. An individual receiving a restricted stock unit award generally should not recognize taxable income at the time of grant. Rather, upon delivery of shares and/or cash, as applicable, pursuant to a restricted stock unit award, the individual generally should have taxable compensation equal to the fair market value of the number of shares (and/or the amount of cash) the individual actually receives with respect to the award. In general, our Company should be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Section 162(m) Limitation. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the three other most highly-paid executive officers (other than the chief executive officer and chief financial officer), subject to certain exceptions. Our 2010 Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, our 2010 Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.
Section 280G of the Code. Under certain circumstances, the accelerated vesting or settlement of awards in connection with a Change in Control (as defined in our 2010 Plan) may be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and our Company may be denied a federal income tax deduction.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF OUR 2010 PLAN.
Certain Relationships and Transactions with Management

The Estate (as defined above) and Mr. Orthwein own Cash Flow Management, Inc. (“Cash Flow Management”). For fiscal 2010, we paid Cash Flow Management a fee of $192,000, which was used to defray expenses, including the rent of offices used by Messrs. Orthwein, Riegel and Thompson and we also reimbursed Cash Flow Management for an immaterial amount of related expenses. Prior to his death, Mr. Thompson owned the stock of Cash Flow Management now held by the Estate.
On December 17, 2009, we entered into a repurchase agreement to purchase shares of our Common Stock from the Estate in a private transaction. Pursuant to the terms of the repurchase agreement, we purchased from the Estate 3,980,000 shares of our Common Stock at a price of $29 per share, representing an aggregate purchase price of $115,420,000. Alan Siegel, a member of our Board is a co-executor of the Estate and trustee of Wade F. B. Thompson’s trust. Mr. Siegel is also an officer and director of The Thompson Family Foundation, Inc., a charitable foundation, created by Wade F. B. Thompson. The repurchase transaction was evaluated and approved by members of our Board other than Mr. Siegel. Mr. Siegel did not receive any fees in connection with the repurchase transaction. We used available cash to purchase the shares of our Common Stock. The amount of shares we repurchased represented 7.2% of our issued and outstanding Common Stock at the time of the transaction.
J. Allen Kosowsky provided accounting-related advice to our Company during fiscal 2010 prior to his appointment to our Board. The aggregate amount paid by us to Mr. Kosowsky for these services for fiscal 2010 was $119,357.

Our Audit Committee is required to review and approve all related party transactions that are required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC. All such related party transactions must also be approved by the disinterested members of our Board if required by Delaware General Corporation Law.
Report of the Audit Committee

The Audit Committee serves as the representative of the Company’s Board of Directors for general oversight of the Company’s financial accounting and reporting, systems of internal control and audit process, and monitoring compliance with laws and regulations and standards of business conduct. The Audit Committee operates under a written charter, a copy of which is available on our Company’s website at www.thorindustries.com.
Management of the Company has the primary responsibility for the financial reporting process, including the system of internal control. Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm acting as the Company’s independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the United States Public Company Accounting Oversight Board and issuing a report thereon and as to its assessment of the effectiveness of internal control over financial reporting.
In carrying out its duties, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended July 31, 2010 with the Company’s management and Deloitte. The Audit Committee has also discussed with Deloitte the matters required to be discussed by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence”, as amended (AICPA Professional Standards, vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence from the Company and its management. Based on the foregoing reports and discussions and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter of the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010.
The Board of Directors has affirmatively determined that each of the members of the Audit Committee is “independent” as defined under the rules of the New York Stock Exchange.

The Audit Committee
Neil D. Chrisman
Jan H. Suwinski
Geoffrey A. Thompson
The foregoing report of our Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by our Company with the Securities and Exchange Commission under the Securities Act or the Exchange Act, except to the extent that we incorporate the report by reference in any such document.

Independent Registered Public Accounting Firm Fees

The following table represents the aggregate fees billed to us for fiscal 2010 and 2009 by Deloitte and Touche, LLP, our principal independent registered public accounting firm (“Deloitte”).

	Fiscal 2010	Fiscal 2009
Audit Fees	$1,522,320	$2,088,490

Audit-Related Fees	93,820	35,102

Subtotal	1,616,140	2,123,592

Tax Fees	644,969	1,225,710

All Other Fees	—	—

Total Fees	$2,261,109	$3,349,302
Audit Fees. Represents fees for professional services provided for the audit of our annual financial statements and review of our quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.
Audit-Related Fees. Represents fees for assurance services related to the audit of our financial statements. The amount shown for fiscal 2010 consists of fees for audit work primarily associated with our recent acquisitions. The amount shown for fiscal 2009 consists of fees for benefit plan audits.
Tax Fees. Represents fees for professional services related to taxes including the preparation of domestic and international returns, tax examinations assistance and tax planning.
All Other Fees. Represents fees for products and services provided to us not otherwise included in the categories above.
Our Audit Committee has considered whether performance of services other than audit services is compatible with maintaining the independence of Deloitte.
Our Audit Committee has adopted a formal policy concerning the approval of audit and non-audit services to be provided by the independent registered public accounting firm to us. The policy requires that all services Deloitte, our independent registered public accounting firm, may provide to us, including audit services and permitted audit-related and non-audit services, be pre-approved by our Audit Committee. Our Audit Committee pre-approved all audit and non-audit services provided by Deloitte during fiscal 2010.
Additional Corporate Governance Matters

Section 16(a) Beneficial Ownership Reporting Compliance
The federal securities laws require the filing of certain reports by officers, directors and beneficial owners of more than ten percent (10%) of our securities with the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates have been established and we are required to disclose in this Proxy Statement any failure to file by these dates. Based solely on a review of copies of the filings furnished to us, or written representations that no such filings were required, the Company believes that all filing requirements were satisfied by each of our officers, directors and ten percent (10%) stockholders for fiscal 2010, except that the following filings were not made on a timely basis: (i) Mr. Fenech, an executive officer, did not timely file a Form 4 to report two transactions; (ii) Mr. Kosowsky, a director, did not timely file a Form 3 upon becoming a director of the Company; (iii) Mr. Farman, an executive officer, did not timely file a Form 4 to report one transaction; (iv) Mr. Geoffrey A. Thompson, a director, did not timely file a Form 4 to report one transaction; and (v) Mr. Riegel, an executive officer, did not timely file a Form 4 to report each of four transactions.

Stockholder Proposals
Proposals by stockholders that are intended to be presented at the 2011 annual meeting must be received by the Company on or before July 1, 2011 to be included in the proxy statement and form of proxy for the 2011 annual meeting.
Notice of a shareholder proposal for the 2011 annual meeting submitted outside the processes of Rule 14a-8 of the Exchange Act which is not received on or before September 14, 2011 will be considered untimely. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with applicable requirements.
Other Matters
Management knows of no other matters that will be presented for consideration at the Meeting. However, if any other matters are properly brought before the Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors,

WALTER L. BENNETT
Executive Vice President, Chief Administrative Officer and Secretary

November 2, 2010

APPENDIX A
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF THOR INDUSTRIES, INC. — CHARTER
As reviewed and approved by the Board of Directors, October 1, 2009

I.	PURPOSE
The Audit Committee (the “Audit Committee” or the “Committee”) of the Board of Directors (the “Board of Directors” or the “Board”) of Thor Industries, Inc. (the “Company”) is established by and among the Board of Directors for the primary purpose of assisting the Board in:
•	Overseeing the integrity of the Company’s financial statements,

•	Overseeing the Company’s compliance with legal and regulatory requirements,

•	Overseeing the independent auditor’s qualifications, independence and performance,

•	Overseeing the performance of the Company’s independent auditor and internal audit function,

•	Overseeing the Company’s system of disclosure controls and procedures, internal controls over financial reporting, and compliance with ethical standards adopted by the Company.
Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures, and practices at all levels. The Audit Committee should also provide for open communication among the independent auditor, financial and senior management, the internal auditing function, and the Board of Directors. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.
The Company will provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor, to any advisors that the Audit Committee chooses to engage, and for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
The independent auditor is ultimately accountable to the Committee, which has the sole authority to appoint, oversee and, where appropriate, replace the independent auditor. The Committee has direct responsibility for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) in connection with preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.
The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.
While the Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of management and the responsibility of the independent auditor to audit management’s conclusions. Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee.

II.	COMPOSITION AND MEETINGS
The Audit Committee will comprise three or more directors as determined by the Board of Directors. Each Audit Committee member will have no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company other than as a Board member), as affirmatively determined by the Board of Directors. All committee members must meet the independence requirements of the New York Stock Exchange and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
All members of the Committee must comply with all financial literacy requirements of the New York Stock Exchange. At least one member of the Committee shall be an “audit committee financial expert” in compliance with the criteria established by the SEC. The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by the SEC. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs, including those conducted by the Company or outside consultants.
The members of the Committee will be elected by the Board at the annual organizational meeting of the Board of Directors to serve until their successors are elected. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote. A Committee member may be removed at any time (with or without cause) by the Board.
If any director serving on the Committee is also serving on the audit committee of three or more other public companies, the Board of Directors must make a determination, as promptly as practicable following the time when the Company first becomes aware of such circumstances and thereafter on a periodic basis but no less frequently than annually, that such simultaneous service does not impair the ability of such director to effectively serve on the Committee, and such determination must be disclosed in the Company’s proxy statement issued in connection with the Company’s annual meeting of stockholders.
If a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, his or her membership on the Committee may, if so permitted under then applicable New York Stock Exchange rules, continue until the earlier of the Company’s next annual meeting of shareholders or one year from the occurrence of the event that caused the failure to qualify as independent.
The Committee will meet four times annually, or more frequently as it deems necessary to fulfill its responsibilities. Each regularly scheduled meeting will include an executive session of the Committee absent members of management. As part of its responsibility to foster open communication, the Committee will meet periodically with management, the director of the internal auditing function, and the independent auditor in separate executive sessions. In addition, the Committee will meet with the independent auditor and management to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board of Directors shall be provided with copies of such Committee minutes if requested.
The Committee may ask members of management, employees, outside counsel, the independent auditors, internal auditors or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.
The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and regularly reporting the Committee’s actions to the Board of Directors.

III.	RESPONSIBILITIES AND DUTIES
To fulfill its responsibilities and duties, the Audit Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities. In addition to such other duties as the Board of Directors may assign from time to time, the Committee will:
Documents/Reports/Accounting Information Review
1.	Review this Charter periodically, at least annually, and recommend to the Board of Directors any necessary amendments.

2.	Review and discuss with management and the independent auditor the Company’s annual financial statements, quarterly financial statements (prior to the Company’s 10-Q filings or release of earnings), and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditors (or summaries thereof).

3.	Prepare the audit committee report for inclusion in the Company’s annual proxy statement as required by the applicable rules and regulations of the Securities and Exchange Commission.

4.	Recommend to the Board of Directors whether the financial statements should be included in the Company’s Annual Report on Form 10-K.

5.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, and the judgments of each of management and the independent auditor as to the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

6.	Review and discuss with management and the independent auditor Management’s Report on Internal Control Over Financial Reporting to be included in the Company’s Form 10-K.

7.	Discuss earnings press releases, including the type and presentation of information, paying particular attention to any pro forma or adjusted non-GAAP information. Such discussions may be in general terms (i.e., discussion of the types of information to be disclosed and the type of presentations to be made).

8.	Discuss financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be in general terms (i.e., discussion of the types of information to be disclosed and the type of presentations to be made).

9.	Review the regular internal reports to management (or summaries thereof) prepared by the internal auditing function, as well as management’s response.

Independent Auditors
10.	Appoint (and recommend that the Board of Directors submit for shareholder ratification, if applicable), compensate, retain (and, where appropriate, replace) and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditor will report directly to the Audit Committee, which has the sole authority to oversee the resolution of disagreements between management and the independent auditors if they arise. Discuss with the independent auditor the matters required to be discussed under Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90.
•	In evaluating the independent auditor’s qualifications, performance and independence, the Committee should discuss with the independent auditor the independent auditor’s independence, take into account the opinions of management and the internal auditors and consider whether the independent auditor’s quality controls are sufficient and whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence. The Committee shall present its conclusions with respect to the independent auditor to the Board.
11.	Review with the independent auditor any problems or difficulties and management’s response; review the independent auditor’s attestation and report on management’s internal control report prior to the filing of the Company’s Form 10-K; and hold timely discussions with the independent auditors regarding the following:
•	All critical accounting policies and practices;

•	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.
12.	At least annually, obtain and review a report by the independent auditor describing:
•	The firm’s internal quality-control procedures;

•	Any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	All relationships between the independent auditor and the Company, addressing the matters set forth in Independence Standards Board Standard No. 1.
This report should be used to evaluate the independent auditor’s qualifications, performance, and independence. Further, the Committee will review the experience and qualifications of the lead partner and other senior members of the independent audit team each year and determine that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed. The Committee will also consider whether there should be rotation of the firm itself.

13.	Actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take, or recommend that the full Board of Directors take, appropriate actions to oversee the independence of the outside auditor.

14.	Ensure the rotation of the lead audit partner having primary responsibility for the Company’s audit and the audit partner responsible for reviewing the audit as required by law.

15.	Consider whether there should be regular rotation of the Company’s independent auditor.

16.	Review and pre-approve (which may be pursuant to pre-approval policies and procedures) both audit and nonaudit services to be provided by the independent auditor. The authority to grant pre-approvals may be delegated to one or more designated members of the Audit Committee whose decisions will be presented to the full Audit Committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

17.	Set clear hiring policies, compliant with governing laws and regulations, for employees or former employees of the independent auditor.

18.	Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company’s audit team.
Financial Reporting Processes, Accounting Policies, and Internal Control Structure
19.	In consultation with the independent auditor and the internal auditor, review the integrity of the Company’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls and procedures and internal control over financial reporting).

20.	Receive and review any disclosure from the Company’s CEO or CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC of: a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

21.	Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; major issues as to the adequacy of the Company’s internal control over financial reporting; any special audit steps adopted in light of material control deficiencies; and the adequacy of disclosures about changes in internal control over financial reporting.

22.	Review analyses prepared by management (and the independent auditor as noted in item 12 above) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

23.	Review the effect of regulatory and accounting initiatives, as well as off-balance-sheet structures, on the financial statements of the Company.

24.	Review and approve all related-party transactions, defined as those transactions required to be disclosed under item 404 of Regulation S-K.

25.	Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters.

26.	Establish procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.
Internal Audit
27.	Review and advise on the selection and removal of the internal audit director.

28.	Review activities, organizational structure, and qualifications of the internal audit function.

29.	Annually, review and recommend changes (if any) to the internal audit charter.

30.	Periodically review, with the internal audit director any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.
Ethical Compliance, Legal Compliance, and Risk Management
31.	Establish, review and update periodically a code of business conduct and ethics and determine whether management has established a system to enforce this code. Determine whether the code is in compliance with all applicable rules and regulations.

32.	Review management’s monitoring of the Company’s compliance with its code of business conduct and ethics, and determine whether management has the proper review system in place such that the Company’s financial statements, reports, and other financial information disseminated to governmental organizations, and the public, satisfy legal requirements.

33.	Review, with the Company’s counsel, legal compliance matters, including corporate securities trading policies.

34.	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

35.	Discuss policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial risk exposures and the steps management has undertaken to control them.

36.	Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.
Other Responsibilities
37.	Review with the independent auditor, the internal auditing function, and management the extent to which changes or improvements in financial or accounting practices have been implemented.

38.	Conduct an annual performance assessment relative to the Committee’s purpose, duties, and responsibilities outlined herein.

39.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Board of Directors deems necessary or appropriate.

IV.	MISCELLANEOUS
In discharging its responsibilities, the Committee shall have the authority to engage and determine funding for independent legal, accounting or other advisors (without seeking Board approval) as the Committee determines necessary or appropriate to carry out its duties. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein. The Company shall provide appropriate funding, as determined by the Committee, for the payment of (i) compensation to the independent auditor, and legal, accounting or other advisors engaged by the Committee and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

APPENDIX B
Amended and Restated Charter of the Nominating and Corporate Governance
Committee of the Board of Directors of Thor Industries, Inc.
As adopted by the Board of Directors on June 16, 2010
I. Purpose of the Committee
The purposes of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Thor Industries, Inc. (the “Company”) shall be to recommend to the Board individuals qualified to serve as directors of the Company and on committees of the Board; to advise the Board with respect to the Board composition, compensation, procedures and committees; to develop and recommend to the Board a set of corporate governance principles applicable to the Company; and to oversee the evaluation of the Board. The Committee shall report to the Board on a regular basis and not less than once per year.
II. Composition of the Committee
The Committee shall be comprised of two or more directors each of whom has been determined, in the business judgment of the Board, to qualify as an independent director (“Independent Directors”) under (a) the rules of the New York Stock Exchange (the “NYSE Rules”) and (b) the Company’s Corporate Governance Guidelines.
The Board will select members of the Committee who will be approved by a majority vote of the Board. Committee members will serve during their respective term as a director, subject to earlier removal by a majority vote of the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the Committee membership.
III. Meetings and Procedures of the Committee
The Committee may fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter. The Committee shall meet at least two times annually or more frequently as circumstances or such rules of procedure as it may adopt require. The Board may designate one member of the Committee as its Chairperson.
The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.
Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a summary description of actions taken by the Committee at the meeting. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.
IV. Committee Responsibilities
A. Board Candidates and Nominees
The Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:
(a)	To recommend to the Board the director nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Company, which recommendations shall be consistent with the Board’s criteria for selecting new directors. Such criteria shall include the possession of such knowledge, experience, skills, expertise and diversity as may enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, as may enhance the ability of committees of the Board to fulfill their duties. The Committee shall also take into account, as applicable, the satisfaction of any independence requirements imposed by law, regulation, the NYSE Rules, and the Company’s Corporate Governance Guidelines. Any new candidate proposed by the Committee for election to the Board shall be discussed with and receive concurrence from the whole Board prior to the Chairman of the Board extending a formal invitation to the candidate to join the Board.

(b)	To establish procedures for evaluating the suitability of potential director nominees proposed by the directors, management or shareholders.

(c)	To review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a significant change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated.
B. Board Composition and Compensation
The Committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board as a whole:
(a)	To review annually with the Board the size and composition of the Board as a whole and to recommend, if necessary, measures to be taken so that the Board (i) reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and (ii) contains at least the minimum number of Independent Directors required by the NYSE Rules or such greater number or percentage of Independent Directors as the Committee may, from time to time, recommend to the Board.

(b)	To make recommendations on the frequency and structure of Board meetings.

(c)	To review, on an annual basis the level and form of non-employee Director compensation and recommend to the Chairman of the Board any changes the Committee considers appropriate.

(d)	To make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Company rule, guideline, procedure or corporate governance principle.
C. Board Committees
The following shall be the goals and responsibilities of the Committee with respect to the committee structure of the Board:
(a)	To make recommendations to the Board, in consultation with the Chairman of the Board, regarding the size, composition and chair, if any, of each standing committee of the Board of Directors, including the identification of individuals qualified to serve as members of a standing committee, including the Committee, and to recommend to the Board individual directors to fill any vacancy that might occur on a committee, including the Committee.

(b)	To monitor the functioning of the standing committees of the Board and to make recommendations for any changes, including the creation and elimination of any standing or special committees.

(c)	To review annually standing committee assignments and the policy with respect to the rotation of standing committee memberships and/or chairpersonships, and to report any recommendations to the Board.
D. Corporate Governance
The following shall be the goals and responsibilities of the Committee with respect to corporate governance:
(a)	To develop and recommend to the Board a set of corporate governance principles for the Company, which shall be consistent with any applicable laws, regulations and listing standards. At a minimum, the corporate governance principles developed and recommended by the Committee shall address the following:

(i) Director qualification standards. The Committee shall establish director qualification standards; and such standards must reflect at a minimum the independence requirements of the NYSE Rules. The Committee shall also develop policies regarding director tenure, retirement and succession, and may consider whether it is in the best interest of the Company to limit the number of corporate boards on which a director may serve.

(ii) Director responsibilities.

(iii) Director access to management and, as necessary and appropriate, independent advisors.

(iv) Director compensation, including principles for determining the form and amount of director compensation, and for reviewing those principles at least annually.

(v) Director orientation and continuing education.

(vi) Management succession, including policies and principles for the selection and performance review of the Chief Executive Officer, as well as policies regarding succession of the Chief Executive Officer in the event of his or her death or retirement.

(b)	To review periodically, and at least annually, the corporate governance principles adopted by the Board to assure that they are appropriate for the Company, and to recommend any desirable changes therein to the Board. In formulating its recommendations pursuant to this Charter, the Committee shall work closely with the Chairman of the Board of the Company.
E. Evaluation of the Board
The Committee shall be responsible for overseeing the annual evaluation of the Board as a whole. The Committee shall establish procedures to allow it to exercise this oversight function.
V. Evaluation of the Committee
The Committee shall on an annual basis evaluate its performance, which evaluation should among other things: (i) compare its performance with the requirements of this charter, (ii) evaluate its performance against its goals and objectives for the previous year, and (iii) set forth its goals and objectives for the upcoming year. The evaluation should include a review and assessment of the adequacy of the Committee’s charter. The Committee shall address all matters that it considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for it to complete its work in a thorough and thoughtful manner.

The Committee shall report the results of its evaluation to the Board, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.
VI. Investigations and Studies; Outside Advisors
The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other advisors as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms, such fees to be borne by the Company.

APPENDIX C
Director Independence Standards
As adopted by the Board of Directors of Thor Industries, Inc.
A director will not be considered independent if, within the preceding three years:
•	The director is an employee, or whose immediate family member is an executive officer, of the Company.

•	The director receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•	The director is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company.

•	The director is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee.

•	The director is an executive officer or an employee, or whose immediate family member is an executive officer, of another company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.
For relationships not covered by the guidelines above, or for relationships that are covered, but as to which the Board believes a director may nonetheless be independent, the determination of independence shall be made by the Board. However, any determination of independence for a director who does not meet these standards must be specifically explained in the Company’s proxy statement for a meeting of shareholders at which directors are to be elected.

C-1

APPENDIX D
THOR INDUSTRIES, INC.
2010 EQUITY AND INCENTIVE PLAN
1.	Purpose; Eligibility.
              1.1     General Purpose. The name of this plan is the Thor Industries, Inc. 2010 Equity and Incentive Plan (the “Plan”). The purpose of the Plan is to enable Thor Industries, Inc., a Delaware corporation (the “Company”), and any Affiliate to obtain and retain the services of the types of Employees and Directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.
              1.2     Eligible Award Recipients. The persons eligible to receive Awards are the Employees and Directors of the Company and its Affiliates and any such parties who are reasonably expected to become Employees and Directors after the receipt of Awards.
              1.3     Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards, (d) Performance Compensation Awards and (e) Stock Appreciation Rights.
2.	Definitions.
              2.1     “Administrator” means the Board or the Committee appointed by the Board in accordance with Section 3.5.
              2.2     “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
              2.3     “Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Award, a Performance Compensation Award and a Stock Appreciation Right.
              2.4     “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
              2.5     “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
              2.6     “Board” means the Board of Directors of the Company.

              2.7  “Cause” means (a) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or its Affiliates and such agreement or policy manual provides for a definition of Cause, as defined therein and (b) with respect to all other Participants (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
              2.8   “Change in Control” shall mean:
                     (a)     The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act (a “Person”)) that is not a subsidiary of the Company;
                     (b)     The Incumbent Directors cease for any reason to constitute at least a majority of the Board; or
                     (c)     The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; or
                     (d)   The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any subsidiary, (ii) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (iii) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this Section 2.8 or (iv) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or
                     (e)     The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Company”), or (y) if

applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company) and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.
              2.9       “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.
              2.10     “Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.
              2.11     “Common Stock” means the common stock, $0.10 par value per share, of the Company.
              2.12     “Company” means Thor Industries, Inc. a Delaware corporation.
              2.13     “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.
              2.14     “Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code.
              2.15     “Date of Grant” means the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
              2.16     “Detrimental Activity” means: (a) violation of the terms of any agreement with the Company or any of its Affiliates concerning non-disclosure, confidentiality, intellectual property, privacy or exclusivity; (b) disclosure of the Company’s or its Affiliates’ confidential information to anyone outside the Company or its Affiliates, without prior written authorization from the Company or its Affiliates, or in conflict with the interests of the Company or its Affiliates, whether the confidential information was acquired or disclosed by the Participant during or after employment by the Company or its Affiliates; (c) failure or refusal to disclose promptly or assign to the Company or its Affiliates all right, title and interest in any invention, work product or idea, patentable or not, made or conceived by the Participant during employment by the Company or its Affiliates, relating in any manner to the interests of the Company or its Affiliates or the failure or refusal to do anything reasonably necessary to enable the Company or its Affiliates to secure a patent where appropriate in the United States and in other countries; (d) activity that is discovered to be grounds for or results in termination of the Participant’s employment for Cause; (e) any breach of a restrictive covenant contained in any employment agreement, Award Agreement or other agreement between the Participant and the Company or its Affiliates, during any period for which a restrictive covenant prohibiting Detrimental Activity, or other similar conduct or act, is applicable to the Participant during or after employment by the Company or its Affiliates; (f) any attempt directly or indirectly to induce any Employee of the Company or its Affiliates to be employed or perform services or act in conflict with the interests of the Company or its Affiliates; (g) any attempt, in conflict with the interests of the Company or its Affiliates, directly or indirectly, to solicit the trade or business of any current or prospective customer, client, supplier or partner of the Company or its Affiliates; (h) the conviction of, or guilty plea entered by, the Participant for any felony or a crime involving moral turpitude whether or not connected with the Company; or (i) the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or its Affiliates.
              2.17     “Director” means a member of the Board.
              2.18     “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Code Section 22(e)(3), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
              2.19     “Effective Date” shall mean the date as of which this Plan is adopted by the Board.

              2.20     “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
              2.21     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
              2.22     “Fair Market Value” means, as of any date, the value of the Common Stock as determined below. The Fair Market Value on any date on which the Company’s shares of Common Stock are registered under Section 12 of the Exchange Act and listed on the New York Stock Exchange shall be the closing price of a share of Common Stock on the New York Stock Exchange on such date, and thereafter (a) if the Common Stock is admitted to quotation on the over the counter market or any interdealer quotation system, the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (b) in the absence of an established market for the Common Stock, the Fair Market Value determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.
              2.23     [reserved]
              2.24     “Free Standing Rights” has the meaning set forth in Section 7.3(a).
              2.25     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
              2.26     “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
              2.27     “Negative Discretion” means the discretion authorized by the Plan to be applied by the Administrator to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.2(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.
              2.28     “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
              2.29     “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

              2.30     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
              2.31     “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
              2.32     “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.
              2.33     “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
              2.34     “Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.
              2.35     “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.
              2.36     “Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
              2.37     “Performance Compensation Award” means any Award designated by the Administrator as a Performance Compensation Award pursuant to Section 7.2 of the Plan.
              2.38     “Performance Criteria” means the criterion or criteria that the Administrator shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following:
                           (a)     net earnings or net income (before or after taxes);
                           (b)     basic or diluted earnings per share (before or after taxes);
                           (c)     net revenue or net revenue growth;
                           (d)     gross revenue;
                           (e)     gross profit or gross profit growth;
                           (f)     net operating profit (before or after taxes);
                           (g)     pre-tax profits (before or after LIFO adjustments)

                           (h)    return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);
                           (i)     cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
                           (j)     earnings before or after taxes, interest, depreciation and/or amortization;
                           (k)    gross or operating margins;
                           (l)     productivity ratios;
                           (m)   share price (including, but not limited to, growth measures and total stockholders return);
                           (n)    expense targets;
                           (o)    margins;
                           (p)    operating efficiency;
                           (q)    objective measures of customer satisfaction;
                           (r)     working capital targets;
                           (s)    measures of economic value added;
                           (t)     inventory control; and
                           (u)    enterprise value.
Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Administrator may deem appropriate, or any of the above Performance Criteria as compared to the performance of a group of comparable companies, or published or special index that the Administrator, in its sole discretion, deems appropriate, or the Company may select Performance Criterion (m) above as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Administrator shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Administrator discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining stockholder approval.

              2.39      “Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
              2.40      “Performance Goals” means, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon the Performance Criteria. The Administrator is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events:
                            (a)     asset write-downs;
                            (b)     litigation or claim judgments or settlements;
                            (c)     the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results;
                            (d)     any reorganization and restructuring programs;
                            (e)     extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year;
                            (f)     acquisitions or divestitures;
                            (g)     any other specific unusual or nonrecurring events, or objectively determinable category thereof;
                            (h)     foreign exchange gains and losses; and
                            (i)     a change in the Company’s fiscal year.
              2.41     “Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.
              2.42     “Plan” means this Thor Industries, Inc. 2010 Equity and Incentive Plan.

              2.43     “Related Rights” has the meaning set forth in Section 7.3(a).
              2.44     “Restricted Award” means any Award granted pursuant to Section 7.1(a).
              2.45     “Restricted Period” has the meaning set forth in Section 7.1(a).
              2.46     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
              2.47     “SAR exercise price” has the meaning set forth in Section 7.3(b).
              2.48     “Securities Act” means the Securities Act of 1933, as amended.
              2.49     “Stock Appreciation Right” means the right pursuant to an award granted under Section 7.3 to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of stock covered by such right or such portion thereof, over (B) the aggregate SAR exercise price of such right or such portion thereof.
              2.50     “Stock for Stock Exchange” has the meaning set forth in Section 6.4.
              2.51     “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
3.	Administration.
              3.1       Administration by Board. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.5.
              3.2       Powers of Administrator. The Administrator shall have the power and authority to select and grant to Participants Awards pursuant to the terms of the Plan.
              3.3       Specific Powers. In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more Officers of the Company with respect to awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act; (e) to determine when Awards are to be granted under the Plan and the applicable Date of Grant; (f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether each Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (j) to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals; (k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent; (l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; (m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; (n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and (o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan. The Administrator also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.
          3.4     Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
          3.5     The Committee.
                    (a)      General. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
                    (b)      Committee Composition when Common Stock is Registered. At such time as the Common Stock is required to be registered under Section 12 of the Exchange Act, in the discretion of the Board, a Committee may consist solely of two or more Non-

Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.
                     3.6     Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.	Shares Subject to the Plan.
              Subject to adjustment in accordance with Section 12, the total number of shares of Common Stock that shall be available for the grant of Awards under the Plan shall not exceed 2,000,000 of which a maximum of 1,000,000 shares can be awarded as Restricted Awards; provided, that, for purposes of this limitation, any Common Stock subject to an Option or Award that is canceled, forfeited or expires prior to exercise or realization, shall again become available for issuance under the Plan. Subject to adjustment in accordance with Section 12, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock or Stock Appreciation Rights with respect to more than 2,000,000 shares of Common Stock or any other Awards with respect to more than 1,000,000 shares of Common Stock. Stock available for distribution under the Plan shall be authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner. Notwithstanding anything to the contrary contained herein: (i) shares tendered in payment of an Option shall not be added to the aggregate plan limit described above; (ii) shares withheld by the Company to satisfy any tax withholding obligation shall not be added to the aggregate plan limit described above; and (iii) all shares covered by a Stock Appreciation Right or other Awards, whether or not shares of Common Stock are actually issued to the Participant upon exercise or settlement of the Award, shall be considered issued or transferred pursuant to the Plan. All shares reserved for issuance under the Plan may be used for Incentive Stock Options. No fractional shares of Common Stock may be issued.
5.	Eligibility.
              5.1     Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and Directors and those individuals whom the Administrator determines are reasonably expected to become Employees and Directors following the Date of Grant.
              5.2     Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.
              5.3     Directors. Each Director of the Company shall be eligible to receive discretionary grants of Awards under the Plan.
6.	Option Provisions.
                 Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
              6.1     Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it was granted.
              6.2     Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
              6.3     Exercise Price of a Nonstatutory Stock Option. The Option Exercise Price of each Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
              6.4     Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have a Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise, or (iv) in any other form of legal consideration that may be acceptable to the Administrator. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan.
              6.5     Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
              6.6     Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option may, in the sole discretion of the Administrator, be transferable to a permitted transferee,

as hereinafter defined, upon written approval by the Administrator to the extent provided in the Option Agreement. A permitted transferee means: (a) a transfer by gift or domestic relations order to a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Administrator in connection with a program established and approved by the Administrator pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of such Nonstatutory Stock Option; and (c) such other transferees as may be permitted by the Administrator in its sole discretion. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
              6.7     Vesting Generally. The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Option Agreement upon the occurrence of a specified event.
              6.8     Termination of Continuous Service. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement; provided, that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.
              6.9     Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
              6.10     Disability of Optionholder. Unless otherwise provided in an Option Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.
              6.11     Death of Optionholder. Unless otherwise provided in an Option Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.
              6.12     Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.
7.	Provisions of Awards Other Than Options.
              7.1     Restricted Awards
                        (a)    General.
                       A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine.

                     (b)     Restricted Stock and Restricted Stock Units.
                              (i)     Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Administrator determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Administrator may require the Participant to additionally execute and deliver to the Company (a) an escrow agreement satisfactory to the Administrator, if applicable and (b) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided, that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Administrator. The cash dividends or stock dividends so withheld by the Administrator and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
                              (ii)     The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Administrator, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Administrator. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividends Equivalents.
                     (c)     Restrictions.
                              (i)     Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate;

(B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.
                              (ii)     Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
                              (iii)     The Administrator shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.
                     (d)     Restricted Period. With respect to Restricted Stock and Restricted Stock Units, the Restricted Period shall commence on the Date of Grant and end at the time or times set forth on a schedule established by the Administrator in the applicable Award Agreement.
                     (e)     Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.1(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.1(b)(ii) hereof and the interest thereon or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Administrator may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

                     (f)     Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
              7.2  Performance Compensation Awards.
                     (a)     General. The Administrator shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to or greater than the Fair Market Value per share of Stock on the date of grant), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Administrator shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m).
                     (b)     Eligibility. The Administrator will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.2. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.
                     (c)     Discretion of Administrator with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Administrator shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Administrator shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.2(c) and record the same in writing.
                     (d)     Payment of Performance Compensation Awards.
                               (i)     Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
                           (ii)     Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.
                           (iii)     Certification. Following the completion of a Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Administrator shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.2(d)(iv) hereof, if and when it deems appropriate.
                           (iv)     Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Administrator may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Administrator shall not have the discretion to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase a Performance Compensation Award above the maximum amount payable under Section 7.2(d)(vi) of the Plan.
                           (v)     Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.2.
                           (vi)     Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 2,000,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Administrator. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.2(a) shall be $10,000,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Administrator or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.

              7.3     Stock Appreciation Rights.
                        (a)     General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7.3 (b) are satisfied, in tandem with all or part of any Option granted under the Plan (“Related Rights”). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.
                        (b)     Grant Requirements. A Stock Appreciation Right may only be granted if the Stock Appreciation Right does not provide for the deferral of compensation within the meaning of Section 409A of the Code. A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR exercise price”) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right must be fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.
                        (c)     Exercise and Payment. Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR exercise price per share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7.3 (b) shall be paid on the date of exercise and made in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at Fair Market Value on the date of exercise. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.
                        (d)     Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.3 (b) are satisfied.
                     (e)     Reduction in the Underlying Option Shares. Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.
                     (f)     Written Request. Unless otherwise determined by the Administrator in its sole discretion and only if permitted in the Stock Appreciation Right’s Award Agreement, any exercise of a Stock Appreciation Right for cash, may be made only by a written request filed with the Corporate Secretary of the Company. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.
                     (g)     Disapproval by Administrator. If the Administrator disapproves in whole or in part any election by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Participant’s right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Participant’s right to exercise any related Option.
8.	Covenants of the Company.
            8.1     Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
            8.2     Securities Law Compliance. Each Option Agreement and Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the

Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
9.	Use of Proceeds from Stock.
              Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
10.	Miscellaneous.
              10.1     Acceleration of Exercisability and Vesting. The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
              10.2     Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.
              10.3     No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
              10.4     Transfer, Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
              10.5     Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
              10.6     Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
11.	Adjustments Upon Changes in Stock.
              Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.2(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award. Any adjustment in Incentive Stock Options under this Section 11 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act or otherwise result in a violation of Section 409A of the Code. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Administrator determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. Notwithstanding the above, in the event of any of the following: (i) the Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity or outstanding Awards are not to be assumed upon consummation of the proposed transaction; (ii) all or substantially all of the assets of the Company are acquired by another person; (iii) the reorganization or liquidation of the Company; or (iv) the Company shall enter into a written agreement to undergo an event described in clause (i), (ii) or (iii) above, then the Administrator may, in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 11 may be varied by the Administrator in any particular Award Agreement.
12.	Effect of Change in Control
              12.1     Unless otherwise provided in an Award Agreement:
                          (a)     In the event of a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, and either in or not in combination with another event such as a termination of the applicable Participant’s Continuous Service by the Company without Cause, all Options and Stock Appreciation Rights subject to such Award shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100 percent of such shares of Restricted Stock or Restricted Stock Units subject to such Award (including a waiver of any applicable Performance Goals) and, to the extent practicable, such acceleration of exercisability and expiration of the Restricted Period (as applicable) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.
                          (b)     In the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Administrator shall (A) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (B) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Administrator’s determination of the degree of attainment of Performance Goals or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Administrator, and (C) cause the Award, if previously deferred, to be settled in full as soon as possible.

            12.2     In addition, in the event of a Change in Control, the Administrator may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event.
            12.3     The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
13.	Amendment of the Plan and Awards.
            13.1     Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.
            13.2     Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.
            13.3     Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
            13.4     No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
            13.5     Amendment of Awards. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.	General Provisions.
              14.1     Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The Plan is intended to constitute an “unfunded” plan for incentive compensation and nothing contained in the Plan shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company.
              14.2     Recapitalizations. Each Option Agreement and Award Agreement shall contain provisions required to reflect the provisions of Section 11.
              14.3     Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
              14.4     Other Provisions. The Option Agreements and Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.
              14.5     Cancellation and Rescission of Awards for Detrimental Activity.
                          (a)     Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that the Participant has not engaged in any Detrimental Activity described in Section 2.16.
                          (b)     Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant engages in any Detrimental Activity described in Section 2.16.
                          (c)     In the event a Participant engages in Detrimental Activity described in Section 2.16 after any exercise, payment or delivery pursuant to an Award, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such exercise, payment or delivery may be rescinded within one year after such exercise, payment or delivery. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company. The Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.
              14.6     Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
              14.7     Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.7, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
              14.8     Section 162(m). To the extent the Administrator issues any Award that is intended to be exempt from the application of Section 162(m) of the Code, the Administrator may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to any such Award.
15.	Effective Date of Plan.
              The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
16.	Termination or Suspension of the Plan.
              The Plan shall terminate automatically on October 23, 2020. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.2 of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company’s stockholders at the first stockholder meeting that occurs in the fifth year following the year in which the Plan was last approved by stockholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such stockholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.2 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.
17.	Choice of Law.
              The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Thor Industries, Inc. on October 25, 2010.
As approved by the Stockholders of Thor Industries, Inc. on __________________.

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Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

		VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
		Proxies submitted by the Internet or telephone must be received by 12:00 p.m., ET, on December 7, 2010.

		Vote by Internet • Log on to the Internet and go to www.envisionreports.com/THO2010 • Follow the steps outlined on the secured website.

		Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposal 2.

1.	Election of Director:	For	Withhold				+

	01 - Peter B. Orthwein	☐	☐

				For	Against	Abstain
2.	To approve the Thor Industries, Inc. 2010 Equity and Incentive Plan.			☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

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▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Thor Industries, Inc.

ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 7, 2010
The undersigned stockholder of Thor Industries, Inc. hereby appoints Peter B. Orthwein and Walter L. Bennett or each of them, with power of substitution and revocation to each, as proxies to appear and vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at The Cornell Club, 6 East 44th Street, New York, N.Y., on December 7, 2010, at 1:00 p.m., local time, and any adjournments or postponements thereof, hereby revoking any proxy heretofore given, notice of which meeting and related proxy statement have been received by the undersigned.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND SHALL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS #1 and #2.
PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(Continued and to be signed on reverse side.)